CLEARBRIDGE ALL CAP GROWTH ESG ETF

IMPORTANT SHAREHOLDER INFORMATION

The enclosed Prospectus/Information Statement is being provided to inform you that on or about June 14, 2024, ClearBridge All Cap Growth ESG ETF (the “All Cap Fund”), a series of Legg Mason ETF Investment Trust (the “Trust”), will be reorganized with and into ClearBridge Large Cap Growth ESG ETF (the “Large Cap Fund”). The Prospectus/Information Statement discusses this proposed reorganization (the “Reorganization”) and provides you with information that you should consider. The Board of Trustees of the Trust approved the Reorganization and concluded that the Reorganization is in the best interests of the All Cap Fund and its shareholders. The Funds have similar investment objectives, principal investment strategies and principal investment risks.

We urge you to spend a few minutes reviewing the information in the Prospectus/Information Statement. You do not need to take any action with regards to your account. On or about June 14, 2024, holders of shares of the All Cap Fund will exchange their shares for the shares of the Large Cap Fund priced at net asset value, and will receive cash in lieu of fractional shares, if any.

We welcome your comments. If you have any questions, call Fund Information at (800) DIAL BEN®/(800) 342-5236.

When reading this Prospectus/Information Statement, you will notice that certain terms are capitalized. The more significant of those capitalized terms are explained in our glossary section at the back of this Prospectus/Information Statement.

i

Prospectus/Information Statement

[TABLE OF CONTENTS]

ii

iii

PROSPECTUS/INFORMATION STATEMENT

Dated April 3, 2024

Legg Mason ETF Investment Trust

620 Eighth Avenue

New York, NY 10018

(877) 721-1926

Acquisition of Substantially All of the Assets of

CLEARBRIDGE ALL CAP GROWTH ESG ETF

NASDAQ (Ticker Symbol): CACG

By and in Exchange for Shares of

CLEARBRIDGE LARGE CAP GROWTH ESG ETF

NASDAQ (Ticker Symbol): LRGE

This Prospectus/Information Statement is being furnished to shareholders of ClearBridge All Cap Growth ESG ETF (the “All Cap Fund”), a series of Legg Mason ETF Investment Trust (the “Trust”), pursuant to a Plan of Reorganization (the “Plan”) by the Trust on behalf of the All Cap Fund and the ClearBridge Large Cap Growth ESG ETF (the “Large Cap Fund”), also a series of the Trust. (The All Cap Fund and the Large Cap Fund may be referred to individually as a “Fund” and, collectively, as the “Funds.”) According to the Plan, substantially all of the assets (net of any liabilities) of the All Cap Fund will be acquired by the Large Cap Fund in exchange solely for shares of the Large Cap Fund (“Large Cap Fund Shares”) and cash in lieu of fractional shares, if any. (This proposed transaction is referred to in this Prospectus/Information Statement as the “Reorganization.”) The Board of Trustees of the Trust (the “Board”) has approved the Plan and the Reorganization. Shareholders of the All Cap Fund are not required to and are not being asked to approve the Plan or the Reorganization.

Pursuant to the Plan, you will receive Large Cap Fund Shares priced at the net asset value (and cash in lieu of fractional shares, if any) equivalent to the aggregate net asset value (“NAV”) of the value of your investment in the All Cap Fund. The All Cap Fund will then be liquidated and dissolved.

The All Cap Fund and the Large Cap Fund have similar investment objectives and principal investment strategies. Franklin Templeton Fund Adviser, LLC (“FTFA” or the “Investment Manager”) serves as investment manager of the Funds, and each Fund is advised in a similar fashion by ClearBridge Investments, LLC (the “Subadviser”). Western Asset Management Company, LLC (“Western Asset” and together with the Subadviser, the “Subadvisers”) serves as Subadviser to each Fund for any portion of a Fund’s cash and short term instruments that is allocated to it.

This Prospectus/Information Statement is being mailed on or about April 12, 2024 to the shareholders of record of the All Cap Fund as of the close of business on March 15, 2024.

This Prospectus/Information Statement includes information about the Reorganization and about the Large Cap Fund. You should retain this Prospectus/Information Statement for future reference.

Additional information about the All Cap Fund, the Large Cap Fund and the proposed transaction has been filed with the U.S. Securities and Exchange Commission (“SEC”) and can be found in the following documents:

•

The Prospectus of the All Cap Fund dated August 1, 2023, as supplemented (the “All Cap Fund Prospectus”), which is incorporated by reference into and considered a part of this Prospectus/Information Statement. [Securities Act No. 333-206784]

•

The Prospectus of the Large Cap Fund dated August 1, 2023, as supplemented (the “Large Cap Fund Prospectus”), which is enclosed herewith, incorporated by reference into and considered a part of and accompanies this Prospectus/Information Statement. [Securities Act No. 333-206784]

•

A Statement of Additional Information (“SAI”), dated April 3, 2024, relating to this Prospectus/Information Statement, which has been filed with the SEC, is incorporated herein by reference and considered a part of this Prospectus/Information Statement. [Securities Act No. 333-277633]

You may request a free copy of the SAI relating to this Prospectus/Information Statement, the All Cap Fund Prospectus or the Large Cap Fund Prospectus without charge by calling 1-877-721-1926 or by writing the Fund at BNY Mellon, Attn: Legg Mason Funds, 4400 Computer Drive, Westborough, MA 01581. Reports, proxy material and other information concerning the Trust can be inspected at the NASDAQ Exchange.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

The U.S. Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy or accuracy of this Prospectus/Information Statement. Any representation to the contrary is a criminal offense.

INTRODUCTION

This is only a summary of certain information contained in this Prospectus/Information Statement. You should read the more complete information in the rest of this Prospectus/Information Statement, including the form of the Plan (attached as Exhibit A) and the Large Cap Fund Prospectus (enclosed).

What will happen to my All Cap Fund investment after the Reorganization is completed?

You will become a shareholder of the Large Cap Fund on or about June 14, 2024, and will no longer be a shareholder of the All Cap Fund. Like the All Cap Fund, the Large Cap Fund is an open end, registered management investment company operating as an exchanged-traded fund (“ETF”). You will receive Large Cap Fund Shares priced at the net asset value (and cash in lieu of fractional shares, if any) equivalent to the aggregate NAV of the value of the value of your investment in the All Cap Fund. The All Cap Fund will then be liquidated and dissolved. The Board has approved the Plan and the Reorganization. Shareholders of All Cap Fund are not required to and are not being asked to approve the Plan or the Reorganization.

What are the benefits of the Reorganization for me?

The Board, on behalf of each Fund, approved the Reorganization at its February 29, 2024 meeting. The Board approved the Reorganization because of the similar investment objectives, principal investment strategies and principal investment risks of the All Cap Fund and Large Cap Fund. The Board also approved the Reorganization because the All Cap Fund shareholders will become shareholders of a larger fund that is expected to have a lower annual operating expense ratio and a lower investment management fee rate as well as better historical long-term performance. Shareholders of the All Cap Fund potentially could benefit from the growth in assets realized by combining the Funds, which would allow certain costs to be spread over a larger asset base.

What are the federal income tax consequences of the Reorganization?

The Reorganization is intended to qualify as a tax-free reorganization for federal income tax purposes, and the delivery of a legal opinion to that effect is a condition of closing the Reorganization, although there can be no assurance that the Internal Revenue Service (“IRS”) will adopt a similar position. This means that, subject to the limited exceptions described below in the “Federal Income Tax Consequences of the Reorganization” section of this Prospectus/Information Statement, the shareholders of the All Cap Fund will recognize no income, gain or loss for federal income tax purposes upon the exchange of all of their shares of the All Cap Fund for shares of the Large Cap Fund, except for any gain or loss that may result from the receipt of cash in lieu of fractional shares. Shareholders should consult their tax advisers about state and local tax consequences of the Reorganization, if any, because the information about tax consequences in this Prospectus/Information Statement relates only to the federal income tax consequences of the Reorganization. For more information, please see the section titled “Federal Income Tax Consequences of the Reorganization.”

Do the All Cap Fund and Large Cap Fund have similar investment objectives and principal strategies?

Yes. The All Cap Fund seeks to achieve long-term capital appreciation. The Large Cap Fund seeks long-term capital appreciation through investing in large-capitalization companies with the potential for high future earnings growth. Each Fund is an actively managed ETF that invests primarily in equity securities that meet specific Environmental, Social and Governance (“ESG”) criteria based on the Subadviser’s proprietary ESG standards using a bottom-up investment approach.

The main difference between the Funds is the range of capitalization sizes of the equity securities in which they seek to invest. The All Cap Fund seeks to invest in a diversified portfolio of large, medium and small capitalization stocks, while the Large Cap Fund seeks to invest only in large capitalization companies. The investment objectives and strategies of the Funds are discussed further in the “Summary” section below.

The range of market capitalizations for each Fund is as follows:

Market Capitalization	All Cap Fund As of 2/29/24	Large Cap Fund As of 2/29/24
>$50 billion	83.80%	92.73%
$25 billion - $50 billion	9.98%	6.59%
$10 billion - $25 billion	3.90%	0.67%
$3 billion - $10 billion	2.32%	—
Total	100.00%	99.99%

Are the purchase procedures, redemption procedures, and exchange rights of the Large Cap Fund similar to those of the All Cap Fund?

Yes. Each Fund is an actively managed ETF. Individual shares of the Funds are listed on a national securities exchange (NASDAQ) and are redeemable only in aggregated blocks of shares or multiples thereof (“Creation Units”) by certain large institutional investors known as “Authorized Participants” who have entered into agreements with the Funds’ distributor. Individual shares of the Funds may only be purchased and sold in the secondary market through a broker-dealer at market prices. The procedures for the purchase and sale of each Fund’s shares are identical, and are described in the sections entitled “Purchase and sale of fund shares” and “Creations and redemptions” in the Large Cap Fund Prospectus. As an ETF, neither Fund provides for the exchange of shares.

Who will pay the expenses for the Reorganization?

The estimated cost of the Reorganization is approximately $149,000, which is proposed to be allocated 50% to FTFA and 25% to each Fund, which is estimated to be approximately $37,250 for each Fund (less than 0.02% and 0.03% of the net assets of the Large Cap Fund and the All Cap Fund, respectively). Each of the All Cap Fund and the Large Cap Fund would also bear any portfolio transaction costs related to the Reorganization.

The foregoing allocation of the cost of the Reorganization was based on Fund management’s belief that incurring a portion of the cost by the Funds was appropriate because the Reorganization will be beneficial to both Funds and their shareholders (e.g., a lower annual operating expense ratio and a lower investment management fee rate as a result of the implementation of the proposed reduction to the Large Cap Fund’s investment management fee rate and a potential growth in assets realized by combining the Funds, which would allow certain costs to be spread over a larger asset base).

SUMMARY

This is only a summary of certain information contained in this Prospectus/Information Statement. You should read the more complete information in the rest of this Prospectus/Information Statement, including the Plan (attached as Exhibit A) and the Large Cap Fund Prospectus that accompany the Prospectus/Information Statement and are incorporated herein by reference.

The Reorganization

At a meeting held on February 29, 2024, the Board, on behalf of the Funds, considered and approved the proposal to reorganize the All Cap Fund with and into the Large Cap Fund. Pursuant to the Plan, the Large Cap Fund will acquire substantially all of the assets (net of any liabilities) of the All Cap Fund in exchange for Large Cap Fund Shares (and cash in lieu of fractional shares, if any). You will then receive Large Cap Fund Shares priced at the net asset value (and cash in lieu of fractional shares, if any) equivalent to the aggregate NAV of the value of the value of your investment in the All Cap Fund. After the Large Cap Fund Shares (and cash in lieu of fractional shares, if any) are distributed to the All Cap Fund shareholders, the All Cap Fund will be completely liquidated and dissolved. As a result of the Reorganization, you will cease to be a shareholder of the All Cap Fund and will become a shareholder of the Large Cap Fund.

This exchange is expected to occur on or about June 14, 2024, and the share transfer books of the All Cap Fund will be permanently closed as of the close of business on June 14, 2024.

Each Fund is managed by FTFA and is subadvised by the Subadviser, who provides the day-to-day portfolio management of each Fund except for any portion of a Fund’s cash and short-term instruments that is allocated to Western Asset. The Funds have similar investment objectives, principal investment strategies and principal investment risks. For the reasons set forth in the “Reasons for the Reorganization” section of this Prospectus/Information Statement, the Board, on behalf of each Fund, has determined that the Reorganization is in the best interests of each Fund and its shareholders. The Board also concluded that no dilution in value would result to the shareholders of either Fund as a result of the Reorganization.

It is expected that All Cap Fund shareholders will not recognize any gain or loss for federal income tax purposes as a result of the exchange of their shares for Large Cap Fund Shares, except for any gain or loss that may result from the receipt of cash in lieu of fractional shares. You should, however, consult your tax adviser regarding the effect, if any, of the Reorganization, in light of your individual circumstances. You should also consult your tax adviser about state and local tax consequences. For more information about the tax consequences of the Reorganization, please see the section entitled “Federal Income Tax Consequences of the Reorganization”

What are the significant differences between the investment objectives, strategies, and policies of the Funds?

There are similarities and differences between the Funds’ investment objectives and strategies, as highlighted below. The All Cap Fund seeks to achieve long-term capital appreciation. The Large Cap Fund seeks long-term capital appreciation through investing in large-capitalization companies with the potential for high future earnings growth. Each Fund is an actively managed ETF that invests primarily in equity securities that meet specific ESG criteria based on the Subadviser’s proprietary ESG standards using a bottom-up investment approach, and as a result, also excludes the same types of companies from its investment universe. The main difference between the Funds is the range of capitalization sizes of the equity securities in which they seek to invest. The All Cap Fund seeks to invest in a diversified portfolio of large, medium and small capitalization stocks, while the Large Cap Fund seeks to invest only in large capitalization companies. However, the Funds have significant overlap in the market capitalization of issuers in which they invest. As shown in the market capitalization table on the previous page, as of February 29, 2024, 92.73% of the Large Cap Fund and 83.80% of the All Cap Fund were invested in securities with a market capitalization of greater than $50 billion. The fundamental investment policies of the Funds regarding borrowing money, acting as underwriter, making loans, issuing senior securities, purchasing or selling real estate, purchasing or selling commodities, and concentrating in an industry are identical.

For more information about the investment objectives, principal investment strategies and policies of the Funds, see the section entitled “COMPARISONS OF INVESTMENT OBJECTIVES, STRATEGIES, POLICIES AND RISKS”

How do the principal investment risks of the Funds compare?

There are similarities and differences in the principal investment risks of the All Cap Fund and Large Cap Fund. Each Fund is an actively managed ETF that primarily invests in equity securities, uses a substantially similar portfolio selection process, applies the same proprietary ESG criteria, and excludes the same types of securities from its respective investment universe. As such, most of the risks of the All Cap Fund and the Large Cap Fund are the same. However, in addition to the common risks between the Funds, due to its investments in small and mid-capitalization companies and its smaller asset base, the All Cap Fund but not the Large Cap Fund is subject to the following principal investment risks: small and mid-capitalization company, volatility, small fund, and assets under management risks.

For more information about the principal risks of the Funds, see the section entitled “COMPARISONS OF INVESTMENT OBJECTIVES, STRATEGIES, POLICIES AND RISKS - What are the principal risk factors associated with investments in the Funds?”

Who manages the Funds?

The Board provides general oversight of the business and affairs of each Fund but is not involved in day-to-day management or securities selection. Each Fund is an open-end management investment company operating as an actively managed ETF listed for trading on the secondary market on NASDAQ.

Investment Manager. Franklin Templeton Fund Adviser, LLC, 280 Park Avenue, New York, New York 10017, is the Funds’ investment manager, including providing administrative and certain oversight services to each Fund.

Subadvisers. ClearBridge Investments, LLC, 620 Eighth Avenue, New York, New York 10018 provides the day-to-day portfolio management of the Funds, except for any portion of a Fund’s cash and short-term instruments that is allocated to Western Asset Management Company, LLC. Western Asset Management Company, LLC, which has offices as 385 East Colorado Boulevard, Pasadena, California 91101 and 620 Eighth Avenue, New York, New York 10018, manages the portion of each Fund’s cash and short-term instruments allocated to it by the Investment Manager.

What are the Funds’ investment management and other fees?

Pursuant to each Fund’s respective management agreement and subject to the general oversight of the Board, FTFA provides or causes to be furnished all investment management, supervisory, administrative and other services reasonably necessary for the operation of each Fund, including certain distribution services (provided pursuant to a separate distribution agreement) and investment advisory services (provided pursuant to separate subadvisory agreements) under what is essentially an all-in fee or a unitary fee structure. Under a unitary fee structure, FTFA is obligated under its respective management agreement to pay a Fund’s ordinary operating expenses, with the following limited exceptions where each Fund is responsible for paying interest expenses, taxes, brokerage expenses, future 12b-1 fees (if any), acquired fund fees and expenses, extraordinary expenses and the management fee payable to FTFA under its respective management agreement. The current unitary management fee of each Fund is included in the table below.

All Cap Fund	Large Cap Fund
0.53% of average daily net assets	0.47% of average daily net assets

For the fiscal year ended March 31, 2023, the All Cap Fund paid management fees to FTFA of $798,086, and the Large Cap Fund paid management fees to FTFA in the amount of $977,038.

What are the fees and expenses of each Fund and what might they be after the Reorganization?

The table below describes the fees and expenses that you may pay if you buy, hold and sell shares of a Fund. You may also be subject to additional fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below. Pro forma numbers are estimated in good faith and are hypothetical. The purpose of the tables is to assist you in understanding the various costs and expenses that you would bear directly or indirectly as a shareholder of the combined Large Cap Fund.

ANNUAL FUND OPERATING EXPENSES	All Cap Fund	Large Cap Fund		Pro Forma Combined Large Cap Fund[1]

Management fees	0.53%	0.47%	[2]	0.47%[2]
Distribution and service (12b-1) fees	0.00%	0.00%		0.00%
Other expenses	None	None		None%
Acquired fund fees and expenses	0.01%	0.00%		0.00%
Total annual Fund operating expenses	0.54%[3]	0.47%		0.47%[4]

1 Pro forma expenses (annualized) are based on current and anticipated Large Cap Fund expenses as if the Reorganization had been effective as of September 30, 2023 and experienced a year of combined operations, and that the current management fee payable from the Fund to FTFA had been in place for the entire period.

2 Effective March 1, 2024, the Management Agreement between FTFA and the Trust, on behalf of the Large Cap Fund, was amended to reduce the contractual management fee rate payable to FTFA for its services to the Large Cap Fund.

3 Total annual fund operating expenses do not correlate with the ratios of expenses to average net assets reported in the financial highlights tables in the All Cap Fund Prospectus and in the All Cap Fund’s shareholder reports, which reflect the Fund’s operating expenses and do not include acquired fund fees and expenses.

4 Each Fund will bear 25% of the costs of the Reorganization which is estimated to be approximately $37,250 for each Fund (less than 0.03% and 0.02% of the net assets of the All Cap Fund and the Large Cap Fund, respectively).

Example

This example is intended to help you compare the cost of investing in the All Cap Fund with the cost of investing in the Large Cap Fund, both before and after the Reorganization. The example assumes:

•	You invest $10,000 in a Fund for the time periods indicated

•	Your investment has a 5% return each year and a Fund’s operating expenses remain the same (except that any applicable fee waiver or expense reimbursement is reflected only through its expiration date)

You may also incur usual and customary brokerage commissions and other charges when buying or selling shares of a Fund, which are not reflected in the example. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
All Cap Fund	$ 55	$ 173	$ 302	$ 678

Large Cap Fund	$ 48	$ 151	$ 263	$ 593
Pro Forma – Large Cap Fund (assuming the Reorganization is completed)	$ 48	$ 151	$ 263	$ 593

How do the performance records of the Funds compare?

The accompanying bar chart and table provide some indication of the risks of investing in each Fund. The bar chart shows changes in each Fund’s performance from year to year. The table shows the average annual total returns of each Fund and also compares the Fund’s performance with the average annual total returns of an index or other benchmark.

A Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund’s shares through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts. Returns after taxes on distributions and sale of Fund shares are higher than returns before taxes for certain periods shown because they reflect the tax benefit of capital losses realized on the sale of Fund shares.

Total returns (%) (All Cap Fund)

Before taxes

 Best Quarter (06/30/2020): 22.63% Worst Quarter (06/30/2022): (20.85%)

 The year-to-date return as of the most recent calendar quarter, which ended March 31, 2024, was 10.49%.

Total returns (%) (Large Cap Fund)

Before taxes

 Best Quarter (06/30/2020): 26.03% Worst Quarter (06/30/2022): (22.83%)

 The year-to-date return as of the most recent calendar quarter, which ended March 31, 2024, was 12.73%.

Average Annual Total Return (as of 12/31/23)	1 Year	5 Years	Since Inception
All Cap Fund (return before taxes)	43.05%	14.53%	12.15%[1]
Large Cap Fund (return before taxes)	45.99%	16.56%	15.06%[1]

All Cap Fund (return after taxes on distribution)	42.93%	13.91%	11.66%
Large Cap Fund (return after taxes on distribution)	45.95%	16.33%	14.77%

All Cap Fund (Return after taxes on distributions and sale of fund shares)	25.57%	11.60%	9.79%
Large Cap Fund (Return after taxes on distributions and sale of fund shares)	27.25%	13.38%	12.29%

Russell 3000 Growth Index (reflects no deduction for fees, expenses or taxes)	41.21%	18.85%	16.09%
Russell 1000 Growth Index (reflects no deduction for fees, expenses or taxes)	42.68%	19.50%	16.66%

1 Inception date is May 3, 2017

Where can I find more financial and performance information about the Funds?

The All Cap Fund Prospectus and the Large Cap Fund Prospectus, each Fund’s Annual Report to Shareholders for the fiscal year ended March 31, 2023, and each Fund’s Semi-Annual Report to Shareholders for the fiscal period ended September 30, 2023 contain additional financial and performance information for the Funds, including each Fund’s financial performance for the past five years, under the heading “Financial Highlights.” Additional performance information as of the calendar year ended December 31, 2022, including after-tax return information, is contained in the Large Cap Fund Prospectus under the heading “Performance.”

What are other key features of the Funds?

As discussed above, FTFA provides or causes to be furnished all investment management, supervisory, administrative and other services reasonably necessary for the operation of each Fund, including certain distribution services (provided pursuant to a separate distribution agreement) and investment advisory services (provided pursuant to separate subadvisory agreements) under a unitary fee structure. The Funds use the same service providers for the following services:

Distributor. Franklin Distributors, LLC (“Distributors”), One Franklin Parkway, San Mateo, CA 94403-1906, serves as each Fund’s distributor of Creation Units on an agency basis.

Custodian and Transfer Agent. The Bank of New York Mellon, 240 Greenwich Street, New York, New York 10286, serves as each Fund’s custodian and transfer agent.

Independent Registered Public Accounting Firm. PricewaterhouseCoopers LLP, 405 Howard Street, Suite 600, San Francisco, California, 94105, serves as each Fund’s independent registered public accounting firm.

Distribution and Service (12b-1) Fees. The Board has adopted a distribution and service plan (“Plan”) pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended (the “1940 Act”). Under the Plan, each Fund is authorized to pay distribution fees in connection with the sale and distribution of its shares and pay service fees in connection with the provision of ongoing services to shareholders of the Fund and the maintenance of shareholder accounts in an amount up to 0.25% of its average daily net assets each year. No Rule 12b-1 fees are currently paid by either Fund, and there are no current plans to impose these fees.

Below is a discussion of some other key features of the Funds, which are identical for each Fund.

Purchases and Redemptions. Each Fund is an actively managed ETF. Individual shares of the Funds are listed on a national securities exchange and are redeemable only by Authorized Participants in Creation Units. Individual shares of the Funds may only be purchased and sold in the secondary market through a broker-dealer at market prices. Because each Fund’s shares trade at market prices rather than at net asset value, a Fund’s shares may trade at a price greater than net asset value (a premium) or less than net asset value (a discount).

When buying or selling shares in the secondary market, you may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase shares of the Fund (bid) and the lowest price a seller is willing to accept for shares of the Fund (ask). A Fund will only issue or redeem Creation Units to Authorized Participants who have entered into agreements with the Fund’s distributor. The Fund generally will issue or redeem Creation Units in return for a designated portfolio of securities (and an amount of cash) that the Fund specifies each day.

Dividends and Other Distributions. Each Fund generally pays dividends and distributes capital gain, if any, once in December and at such other times as are necessary. Each Fund’s shares will generally begin to earn dividends on the settlement date of purchase. Each Fund may pay additional distributions and dividends in order to avoid a federal tax.

Dividends and other distributions on shares of the Funds are distributed on a pro rata basis to beneficial owners of such shares. Dividend payments are made through Depository Trust Company participants and indirect participants to beneficial owners then of record with proceeds received from a Fund.

Taxes. Each Fund’s distributions are generally taxable and will be taxed as ordinary income, capital gains, or some combination of both, unless you are investing through a tax-advantaged account, such as a 401(k) plan or an individual retirement account, in which case your distributions may be taxed when withdrawn from such tax-advantaged account.

REASONS FOR THE REORGANIZATION

At a meeting of the Board on February 29, 2024 (the “February Meeting”), FTFA and Distributors (together, “Management”) recommended to the Board that it approve the reorganization of the All Cap Fund with and into the Large Cap Fund. Management recommended the Reorganization because of the similar investment objectives, principal investment strategies and principal investment risks of the All Cap Fund and Large Cap Fund. At the February Meeting, the Board approved a reduction of the contractual investment management fee rate of the Large Cap Fund so that it was set at a lower rate than that of the All Cap Fund. The Large Cap Fund also has better long-term investment performance. In addition, the Funds use a substantially similar portfolio selection process, although the range of equity securities in which the Funds invest have different capitalizations.

At the February Meeting, the Board considered and approved the proposed Reorganization. The Independent Trustees were advised on this matter by independent counsel.

The Board requested and received from FTFA written materials containing relevant information about the Large Cap Fund and the proposed Reorganization, including fee and expense information on an actual and future estimated basis, and comparative performance data of the All Cap Fund and Large Cap Fund.

The Board reviewed detailed information about: (1) the comparability of the investment objectives, strategies, policies, restrictions and investments of the Funds; (2) the portfolio management and other service providers of the Funds; (3) the comparative short-term and long-term investment performance of the Funds; (4) the current expense ratios of each Fund and the anticipated post-Reorganization expense ratios for the Large Cap Fund; (5) the relative asset size of each Fund, including the benefits to the All Cap Fund of joining with a larger fund; (6) how the costs of the Reorganization will be allocated, including that FTFA will pay 50% of the expenses related to the Reorganization and each Fund will bear 25% of the expenses related to the Reorganization and related portfolio transaction costs, which are to be borne entirely by the relevant Fund; (7) the federal income tax consequences of the Reorganization to each Fund’s shareholders; and (8) the general characteristics of the Funds.

The Board considered the potential benefits, risks and costs of the Reorganization to shareholders of the All Cap Fund as well as alternatives to the Reorganization such as liquidation. Based upon the information and considerations described above, the Board, on behalf of the All Cap Fund and Large Cap Fund, approved the Reorganization. The Board concluded that the Reorganization is in the best interests of the All Cap Fund and the Large Cap Fund and consistent with the expectations of the All Cap Fund’s shareholders and that no dilution of value would result to the shareholders of the All Cap Fund or the Large Cap Fund from the Reorganization. Consequently, the Board approved the Plan and the Reorganization at its meeting held on February 29, 2024. In approving the Reorganization, the Board considered the following factors, among other things:

Performance. Based on net asset value average annual total returns as of December 31, 2023, the Large Cap Fund has outperformed the All Cap Fund over the one-year (+2.94%), three-year (+1.36%) five-year (+2.03%) and since inception (+2.91%) periods. Based on market price average annual total returns as of December 31, 2023, the Large Cap Fund has outperformed the All Cap Fund over the one-year (+3.53%), three-year (+1.41%), five-year (+2.02%) and since inception (2.92%) periods.

Expenses. Effective March 1, 2024, the Large Cap Fund’s Management Agreement was amended by the Board to reduce its unitary investment management fee rate from 0.59% to 0.47%, which is lower than the All Cap Fund’s management fee rate of 0.53%.

Because the management fee is a unitary fee which requires FTFA to pay the Fund’s ordinary operating expenses (subject to certain exceptions), the Large Cap Fund’s total operating expenses will be lower than the All Cap Fund’s total operating expenses.

Assets. As of January 24, 2024, the Large Cap Fund had a larger asset base (approximately $192.21 million) than the All Cap Fund (approximately $114.91 million). Shareholders of each Fund are expected to benefit from the larger asset base of the Large Cap Fund following the Reorganization because it would allow certain Fund expenses to be spread over a larger asset base.

Similar Investment Strategies. The All Cap Fund and the Large Cap Fund invest in equity securities of a different, but overlapping, range of capitalization sizes. In fact, as of December 31, 2023, 91.44% of the Large Cap Fund and 81.86% of the All Cap Fund were invested in securities with market capitalizations greater than $50 billion. The All Cap Fund seeks to invest in a diversified portfolio of large, medium and small capitalization stocks, while the Large Cap Fund seeks to invest only in large-capitalization companies. However, the Funds use a substantially similar portfolio selection process, and each Fund invests primarily in equity securities that meet specific ESG criteria based on the Subadviser’s proprietary ESG standards. The Funds have the same Investment Manager and Subadvisers. The Funds have two portfolio managers in common, and the All Cap Fund has two additional portfolio managers who do not serve as portfolio managers to the Large Cap Fund. The primary difference between the Funds is the range of capitalization sizes of the equity securities in which the Funds may invest.

Portfolio Overlap and Repositioning. Management expects that the Large Cap Fund at the time of the Reorganization will hold at least 67% of the portfolio holdings of the All Cap Fund and that approximately 33% of the All Cap Fund’s portfolio holdings may be sold in connection with the Reorganization, Management believes that these portfolio transaction costs will be immaterial in amount.

Tax-Free Nature of Reorganization. The Reorganization is anticipated to be treated as a tax-free reorganization for federal income tax purposes, except for any gain or loss that may result from the receipt of cash in lieu of fractional shares.

INFORMATION ABOUT THE REORGANIZATION

This is only a summary of the Plan. You should read the form of the Plan, which is attached as Exhibit A, for more complete information about the Reorganization.

How will the Reorganization be carried out?

The Reorganization will be completed after various conditions are satisfied, including the preparation of certain documents. The All Cap Fund will transfer substantially all of its assets, free and clear of all liens, encumbrances, and claims whatsoever (except for liens and encumbrances that do not materially detract from the value or use of the All Cap Fund’s assets), to the Large Cap Fund on the closing date, which is scheduled to occur on or about June 14, 2024 (the “Closing Date”), but which may occur on an earlier or later date as the officers of the Trust may set.

The Large Cap Fund will not assume any liabilities of the All Cap Fund, whether accrued or contingent, known or unknown, and the Trust, on behalf of the All Cap Fund, will use its reasonable best efforts to discharge all of the known liabilities of the All Cap Fund. In exchange, the Trust will issue the Large Cap Fund Shares (and cash in lieu of fractional shares, if any) that have an aggregate NAV equal to the dollar value of the assets delivered to the Large Cap Fund by the Trust on behalf of the All Cap Fund. The Trust, on behalf of the All Cap Fund, will distribute to its shareholders the Large Cap Fund Shares (and cash in lieu of fractional shares, if any) it receives. Each shareholder of the All Cap Fund will receive the Large Cap Fund Shares with an aggregate NAV equal to the aggregate NAV of his or her shares of the All Cap Fund, and cash in lieu of fractional shares, if any. The share transfer books of the All Cap Fund will be permanently closed as of the close of business on June 14, 2024. Prior to the Closing Date, the Trust, on behalf of the All Cap Fund, will pay or make provision for payment of all of its remaining liabilities, if any. At the closing, each shareholder of record of the All Cap Fund shall have the right to receive any unpaid dividends or distributions declared prior to the closing, including any declared dividend or distribution, with respect to shares of the All Cap Fund that such shareholder had on the distribution record date. The All Cap Fund will then terminate its existence, liquidate, and dissolve.

The obligations of the Funds under the Plan are subject to various conditions, including:

•

the Large Cap Fund’s Registration Statement on Form N-14 under the Securities Act of 1933, of which this Prospectus/Information Statement is a part, shall have been filed with the SEC, such Registration Statement shall have become effective, no stop-order suspending the effectiveness of the Registration Statement shall have been issued, and no proceeding for that purpose shall have been initiated or threatened by the SEC (and not withdrawn or terminated);

•

the Trust shall have received the tax opinion described below that the consummation of the Reorganization will not result in the recognition of gain or loss for federal income tax purposes for the All Cap Fund, the Large Cap Fund, or their shareholders (except for any gain or loss that may result from the receipt of cash in lieu of fractional shares).

The Trust may terminate or abandon the Plan for any reason at any time before the closing date.

Who will pay the expenses of the Reorganization?

The estimated cost of the Reorganization is approximately $149,000, which is proposed to be allocated 50% to FTFA and 25% to each Fund, which is estimated to be approximately $37,250 for each Fund (less than 0.02% and 0.03% basis of the net assets of the Large Cap Fund and the All Cap Fund, respectively). Each of the All Cap Fund and the Large Cap Fund would also bear any portfolio transaction costs related to the Reorganization.

The foregoing allocation of the cost of the Reorganization was based on Fund management’s belief that incurring a portion of the cost by the Funds was appropriate because the Reorganization will be beneficial to both Funds and their shareholders (e.g., a lower annual operating expense ratio and a lower investment management fee rate as a result of the implementation of the proposed reduction to the Large Cap Fund’s investment management fee rate and a potential growth in assets realized by combining the Funds, which would allow certain costs to be spread over a larger asset base).

What should I know about Large Cap Fund Shares?

The Large Cap Fund Shares that will be distributed to the All Cap Fund shareholders will have the same legal characteristics as the shares of the All Cap Fund with respect to such matters as voting rights, assessability, and transferability.

What are the capitalizations of the Funds and what might the Large Cap Fund’s capitalization be after the Reorganization?

The following table sets forth, as of February 21, 2024, the capitalizations of the All Cap Fund and the Large Cap Fund. The table also shows the projected capitalization of the Large Cap Fund as adjusted to give effect to the Reorganization. The capitalization of the Large Cap Fund is likely to be different when the Reorganization is actually consummated. At the closing of the Reorganization, shareholders of the All Cap Fund will receive the Large Cap Fund Shares (and cash in lieu of fractional shares, if any) based on the relative NAVs per share of the Funds as of the close of business on February 21, 2024.

	All Cap Fund (Unaudited)	Large Cap Fund (Unaudited)	Pro Forma Adjustments to Capitalization[1] (Unaudited)		Large Cap Fund – Pro Forma[2] (Unaudited)
Total Net Assets	$117,220,854	$ 201,362,880	$(74,500)	[3]	$ 318,509,234
NAV Per Share	$49.88	$63.92	$(0.01)		$63.91
Shares Outstanding	2,350,000	3,150,000	(516,176)		4,983,824

1 Adjustments reflect the portfolio transaction costs of the Reorganization incurred by the Funds. Management believes that these portfolio transaction costs will be immaterial in amount.

2 Numbers are projected after the Reorganization. The number of shares outstanding include adjustments related to the issuance of shares resulting from the Reorganization.

3 As of February 21, 2024, the total net assets have been adjusted by an amount of $37,250 for each Fund, representing the estimated cost of the Reorganization attributed to the Fund. The effect of this adjustment is a minimal change, amounting to less than 0.03% for the All Cap Fund and less than 0.02% for the Large Cap Fund, in terms of their net assets.

COMPARISONS OF INVESTMENT OBJECTIVES, STRATEGIES, POLICIES AND RISKS

This section describes the similarities and compares the key differences between the investment objectives, principal investment strategies and fundamental policies of the Funds, as well as the principal risks associated with such objectives, strategies and policies. The investment objectives and strategies of each Fund are non-fundamental and may be changed without shareholder approval. For a complete description of the Large Cap Fund’s investment objectives, strategies, policies and risks, you should read the Large Cap Fund Prospectus, which accompanies this Prospectus/Information Statement, and the Funds’ Statement of Additional Information (the “Combined SAI”), which is available upon request.

How do the investment objectives and strategies of the Funds compare?

Investment Objectives. The following is a comparison of the Funds’ principal investment objectives, which are non-fundamental (i.e., they may be changed without shareholder approval).

All Cap Fund	Large Cap Fund
The Fund seeks to achieve long-term capital appreciation.	The Fund seeks long-term capital appreciation through investing in large-capitalization companies with the potential for high future earnings growth.

Principal Investment Strategies. The following is a comparison of the Funds’ principal investment strategies, which are non-fundamental (i.e., they may be changed without shareholder approval):

All Cap Fund	Large Cap Fund

Investment Strategy Generally. The Fund seeks to invest in a diversified portfolio of large, medium and small capitalization stocks that have the potential for above-average long term earnings and/or cash flow growth and meet its financial and ESG criteria. Under normal circumstances, the Fund invests at least 80% of its net assets, plus borrowings for investment purposes, if any, in securities that meet its financial and ESG criteria. The Subadviser uses a bottom-up investment process that seeks to find inefficiently priced companies with strong fundamentals, incentive-driven management teams, dominant positions in niche markets and/or goods and services that are in high customer demand. The bottom-up process used by the Subadviser relies on extensive fundamental research that looks to identify companies with a range of growth opportunities while evaluating the company’s business model, financial structure and management acumen.

Research is conducted by the portfolio managers with input from the sector analysts of the Subadviser’s Fundamental Research Team. The team utilizes proprietary and independent research to identify companies whose projected rapid growth in earnings and cash flow is based on their participation in new products or markets.

Investment Strategy Generally. Under normal circumstances, the Fund seeks to meet its investment objective by investing at least 80% of its net assets, plus borrowings for investment purposes, if any, in equity securities or other instruments with similar economic characteristics of U.S. companies with large market capitalizations that meet its financial and ESG criteria.

The Fund emphasizes investments in equity securities or related instruments of U.S. large-capitalization companies; however, it may invest in equity securities of foreign issuers with similar characteristics.

Large capitalization companies are those companies with market capitalizations similar to companies in the Russell 1000 Growth Index (the “Index”). The size of the companies in the Index changes with market conditions and the composition of the Index. As of December 31, 2023, the largest market capitalization of a company in the Index was approximately $3,010.059 billion and the median market capitalization of a company in the Index was approximately $18,109 billion. The Fund may also invest in companies that the Subadviser believes are making substantial progress toward becoming a leader in ESG policies.

All Cap Fund	Large Cap Fund

For large company growth stocks, the team seeks companies that exhibit superior balance sheets, exceptional management teams and long-term, consistent operating histories. The Subadviser attempts to complement this core group of companies with tactical stocks that reflect themes within the prevailing market environment. When looking at small- and medium-sized company growth stocks, the Subadviser focuses on companies with rapid earnings growth potential, unrecognized values, industry leadership and management teams that have a significant ownership stake.

The Subadviser anticipates using a long-term approach to investing that typically results in low portfolio turnover. The Subadviser, however, may take a more active approach to the portfolio, depending upon market conditions.

The Fund’s investment strategy focuses on consistent growth of capital while managing volatility.

Determination of whether a company meets the Fund’s ESG standards is based on the Subadviser’s proprietary research approach. The Subadviser utilizes a fundamental, bottom-up research approach that emphasizes company analysis, management and stock selection.

Determination of whether a company meets the Fund’s ESG standards is based on the Subadviser’s proprietary research approach. The Subadviser utilizes a fundamental, bottom-up research approach that emphasizes company analysis, management and stock selection.

Portfolio Construction. The Subadviser seeks to invest over the long-term in companies that the Subadviser considers to be of high quality with competitive advantages that can be maintained as evidenced by high returns on capital, strong balance sheets, and capable management teams that allocate capital in an efficient manner. The Subadviser seeks to invest in leadership companies where the portfolio managers believe the market price underestimates the magnitude of future growth.

Portfolio Construction. The Subadviser seeks to invest over the long term in large-capitalization companies that are considered to be of high quality with sustainable competitive advantages as evidenced by high returns on capital, strong balance sheets, and capable management teams that allocate capital in an efficient manner. The Subadviser seeks to invest in leadership companies where the portfolio managers believe the market price underestimates the magnitude of future growth.

All Cap Fund	Large Cap Fund

Leadership may be assessed both quantitatively and qualitatively. The Subadviser seeks to select securities of companies that are category leaders with characteristics to sustain that position and grow market share consistently. The Subadviser performs rigorous analysis to understand company fundamentals, key competitive dynamics, and industry structure with the belief that the best business models win over time. The Subadviser seeks to identify social or economic trends that will have an impact on the economy as a whole to support multi-year investment opportunities, allowing for compounding of earnings and cash flow. The Subadviser seeks companies with self-funding business models with significant recurring revenue and businesses with the ability to generate superior free cash flow over time. In addition, the Subadviser takes a disciplined approach to valuation and stress tests the sustainability of profitability and growth. The Subadviser will also consider emerging companies with promising future prospects that may not yet have demonstrated substantial profitability.

The Subadviser will utilize fundamental analysis to identify investment candidates with these attributes, and evaluate industry dynamics, the strength of the business model and management skill. Valuation will be carefully examined using a variety of techniques that depend on the type of company being researched. Methods typically used are discounted cash flow analysis, market implied growth and returns relative to the Subadviser’s expectations, multiple comparisons and scenario analysis. The Subadviser will sell a security if the issuer no longer meets its financial or ESG criteria.

Leadership may be assessed both quantitatively and qualitatively. The Subadviser seeks to select securities of companies that are category leaders with characteristics to sustain that position and grow market share consistently. The Subadviser performs rigorous analysis to understand company fundamentals, key competitive dynamics and industry structure with the belief that the best business models win over time. The Subadviser seeks to identify social or economic trends that will have an impact on the economy as a whole to support multi-year investment opportunities, allowing for compounding of earnings and cash flow. The Subadviser seeks companies with self-funding business models with significant recurring revenue and businesses with the ability to generate superior free cash flow over time. In addition, the Subadviser takes a disciplined approach to valuation and stress tests the sustainability of profitability and growth. The Subadviser will also consider emerging companies with promising future prospects that may not yet have demonstrated substantial profitability.

The Subadviser will utilize fundamental analysis to identify investment candidates with these attributes, and evaluate industry dynamics, the strength of the business model and management skill. Valuation will be carefully examined using a variety of techniques that depend on the type of company being researched. Methods typically used are discounted cash flow analysis, market implied growth and returns relative to the Subadviser’s expectations, multiple comparisons and scenario analysis.

All Cap Fund	Large Cap Fund

It is also the Subadviser’s intention to engage and encourage management to improve in certain ESG areas identified by the Subadviser through the sector analysts’ lead engagement. The Subadviser engages and encourages management to improve in certain ESG areas in a variety of ways, including through ESG engagement meetings with management personnel of companies to discuss different topics relevant to the company’s business operations, such as labor standards, workforce diversity, supply chain, environmental targets, carbon intensity, reputation, and executive compensation; applying proprietary methodologies to assess the outcome and progress of these meetings to inform the Subadviser’s ESG rating of the companies; and through proxy voting.

It is also the Subadviser’s intention to engage and encourage management to improve in certain ESG areas identified by the Subadviser through the sector analysts’ lead engagement. The Subadviser engages and encourages management to improve in certain ESG areas in a variety of ways, including through ESG engagement meetings with management personnel of companies to discuss different topics relevant to the company’s business operations, such as labor standards, workforce diversity, supply chain, environmental targets, carbon intensity, reputation, and executive compensation; applying proprietary methodologies to assess the outcome and progress of these meetings to inform the Subadviser’s ESG rating of the companies; and through proxy voting.

The Subadviser will sell a security if the issuer no longer meets its financial or ESG criteria. In addition, the Subadviser will seek to replace securities when the company’s risk/reward profile is no longer favorable due to price appreciation or if the company’s investment fundamentals have deteriorated meaningfully relative to original expectations. Securities may also be sold to permit investment in an issuer considered by the Subadviser to be a more attractive alternative.

As of March 31, 2023, the top sector represented by the Fund’s underlying investments was information technology. This sector may change over time.	As of March 31, 2023, the top sector represented by the Fund’s underlying investments was information technology. This sector may change over time.
Foreign Issuers. The Fund may invest up to 25% of its net assets (at the time of investment) in foreign securities.

Foreign Issuers. The Fund emphasizes investments in equity securities or related instruments of U.S. large-capitalization companies; however, it may invest in equity securities of foreign issuers with similar characteristics.

Each Fund uses the same process to determine whether a company meets its ESG standards based on the Subadviser’s proprietary research approach. Each Fund also excludes certain types of companies from its investment universe. Companies in the tobacco and coal industries are excluded, and companies earning a significant portion of their revenue (in general, approximately 10-15% or more) from controversial arms (e.g., nuclear, chemical and biological weapons; cluster munitions and anti-personnel landmines) or gambling are also excluded.

How do the fundamental investment policies of the Funds differ?

The fundamental investment policies of the Funds regarding borrowing money, acting as underwriter, making loans, issuing senior securities, purchasing or selling real estate, purchasing or selling commodities, and concentrating in an industry are identical.

What are the principal investment risks associated with investments in the Funds?

Like all investments, an investment in a Fund involves risk. There is no assurance that any ETF will meet its investment objectives. The achievement of each Fund’s investment objectives depends upon market conditions, generally, and on the Investment Manager’s analytical and portfolio management skills. For more information about the principal investment risks associated with investments in the Funds, see each Fund’s Prospectus under the heading “More on the fund’s investment strategies, investments and risks” and the Combined SAI under the heading “Investment Practices and Risk Factors.”

Below are the principal investment risks of each Fund. Unless noted otherwise, the principal investment risk applies to both Funds.

Principal Investment Risks Common to Both Funds:

Asset class risk. Securities or other assets in a Fund’s portfolio may underperform in comparison to the general financial markets, a particular financial market or other asset classes.

Authorized Participant concentration risk. Only an Authorized Participant may engage in creation or redemption transactions directly with a Fund. “Authorized Participants” are broker-dealers that are permitted to create and redeem shares directly with a Fund and who have entered into agreements with the Fund’s distributor. A limited number of institutions act as Authorized Participants in respect of each Fund. To the extent that these institutions exit the business or are unable to process creation and/or redemption orders with respect to a Fund and no other Authorized Participant steps forward to create or redeem, in either of these cases, a Fund’s shares may trade at a premium or discount to net asset value and possibly face trading halts and/or delisting.

Cybersecurity risk. Cybersecurity incidents, whether intentionally caused by third parties or otherwise, may allow an unauthorized party to gain access to Fund assets, Fund or customer data (including private shareholder information) or proprietary information, cause a Fund, the Investment Manager, the Subadvisers, Authorized Participants, the relevant listing exchange and/or their service providers (including, but not limited to, Fund accountants, custodians, sub-custodians, transfer agents and financial intermediaries) to suffer data breaches, data corruption or loss of operational functionality, or prevent Fund investors from purchasing, redeeming or exchanging shares, receiving distributions or receiving timely information regarding a Fund or their investment in the Fund. A Fund, the Investment Manager, and the Subadvisers have limited ability to prevent or mitigate cybersecurity incidents affecting third party service providers, and such third party service providers may have limited indemnification obligations to the Fund, the Investment Manager, and/or the Subadvisers. Cybersecurity incidents may result in financial losses to a Fund and its shareholders, and substantial costs may be incurred in order to prevent or mitigate any future cybersecurity incidents. Issuers of securities in which a Fund invests are also subject to cybersecurity risks, and the value of these securities could decline if the issuers experience cybersecurity incidents.

Because technology is frequently changing, new ways to carry out cyber attacks are always developing. Therefore, there is a chance that some risks have not been identified or prepared for, or that an attack may not be detected, which puts limitations on a Fund’s ability to plan for or respond to a cyber attack. Like other Funds and business enterprises, a Fund, the Investment Manager, the Subadvisers, Authorized Participants, the relevant listing exchange and their service providers are subject to the risk of cyber incidents occurring from time to time.

ESG investment strategy risk. Each Fund’s ESG investment strategy limits the types and number of investment opportunities available to a Fund and, as a result, the Fund may underperform other funds that do not have an ESG focus. Each Fund’s ESG investment strategy may result in a Fund investing in securities or industry sectors that underperform the market as a whole, or forgoing opportunities to invest in securities that might otherwise be advantageous to buy. A Fund may also underperform other funds that apply different ESG standards. In addition, the Subadviser may be unsuccessful in creating a portfolio composed of companies that exhibit positive ESG characteristics. In evaluating a security or issuer based on ESG criteria, the Subadviser may use information and data from third-party providers of ESG research, which may be incomplete, inaccurate or unavailable. There is no uniform set of ESG standards, and different third party providers may provide different or inconsistent information and data. There may be limitations with respect to availability of ESG data in certain sectors, as well as limited availability of investments with positive ESG assessments in certain sectors. As a result, there is a risk that the Subadviser’s analysis may be conducted based on incomplete or inaccurate information. The Subadviser’s evaluation of ESG criteria is subjective and may change over time.

Growth investing risk. A Fund’s growth-oriented investment style may increase the risks of investing in the Fund. Growth securities typically are very sensitive to market movements because their market prices tend to reflect future expectations. When it appears those expectations will not be met, the prices of growth securities typically fall. Growth securities may also be more volatile than other investments because they often do not pay dividends.

The values of growth securities tend to go down when interest rates rise because the rise in interest rates reduces the current value of future cash flows. Growth stocks as a group may be out of favor and underperform the overall equity market while the market favors value stocks.

Illiquidity risk. Illiquidity risk exists when particular investments are impossible or difficult to sell. Although a Fund’s investments must be liquid at the time of investment, investments may become illiquid after purchase by the Fund, particularly during periods of market turmoil. Markets may become illiquid when, for instance, there are few, if any, interested buyers or sellers or when dealers are unwilling or unable to make a market for certain securities. When a Fund holds illiquid investments, the portfolio may be harder to value, especially in changing markets, which may contribute to the Fund’s shares trading at a premium or discount to net asset value.

Information technology sector risk. Companies in the rapidly changing field of information technology face special risks. Additionally, companies in this field are dependent upon consumer and business acceptance as new technologies evolve. Information technology companies face intense competition and potentially rapid product obsolescence. They are also heavily dependent on intellectual property rights and may be adversely affected by the loss or impairment of, or inability to enforce, those rights.

Issuer risk. The market price of a security can go up or down more than the market as a whole and can perform differently from the value of the market as a whole, due to factors specifically relating to the security’s issuer, such as disappointing earnings reports by the issuer, unsuccessful products or services, loss of major customers, changes in management, corporate actions, negative perception in the marketplace, or major litigation or changes in government regulations affecting the issuer or the competitive environment. An individual security may also be affected by factors relating to the industry or sector of the issuer. A Fund may experience a substantial or complete loss on an individual security. A change in financial condition or other event affecting a single issuer may adversely impact the industry or sector of the issuer or securities markets as a whole.

Large capitalization company risk. Large capitalization companies may fall out of favor with investors based on market and economic conditions. In addition, larger companies may not be able to attain the high growth rates of successful smaller companies and may be less capable of responding quickly to competitive challenges and industry changes. As a result, a Fund’s value may not rise as much as, or may fall more than, the value of funds that focus on companies with smaller market capitalizations.

Market events risk. The market values of securities or other assets will fluctuate, sometimes sharply and unpredictably, due to changes in general market conditions, overall economic trends or events, governmental actions or intervention, actions taken by the U.S. Federal Reserve or foreign central banks, market disruptions caused by trade disputes or other factors, political developments, armed conflicts, economic sanctions and countermeasures in response to sanctions, major cybersecurity events, investor sentiment, the global and domestic effects of a pandemic, and other factors that may or may not be related to the issuer of the security or other asset. Economies and financial markets throughout the world are increasingly interconnected.

Economic, financial or political events, trading and tariff arrangements, public health events, terrorism, wars, natural disasters and other circumstances in one country or region could have profound impacts on global economies or markets. As a result, whether or not a Fund invests in securities of issuers located in or with significant exposure to the countries or markets directly affected, the value and liquidity of the Fund’s investments may be negatively affected. Other securities or markets could be similarly affected by past or future geopolitical or other events or conditions. Furthermore, events involving limited liquidity, defaults, non-performance or other adverse developments that affect one industry, such as the financial services industry, or concerns or rumors about any events of these kinds, have in the past and may in the future lead to market-wide liquidity problems, may spread to other industries, and could negatively affect the value and liquidity of a Fund’s investments.

The fallout from the COVID-19 pandemic and its subsequent variants, and the long-term impact on economies, markets, industries and individual issuers, are not known. Some sectors of the economy and individual issuers have experienced or may experience particularly large losses. Periods of extreme volatility in the financial markets; reduced liquidity of many instruments; and disruptions to supply chains, consumer demand and employee availability, may continue for some time. The U.S. government and the Federal Reserve, as well as certain foreign governments and central banks, have taken extraordinary actions to support local and global economies and the financial markets in response to the COVID-19 pandemic. This and other government intervention into the economy and financial markets may not work as intended, and have resulted in a large expansion of government deficits and debt, the long term consequences of which are not known. In addition, the COVID-19 pandemic, and measures taken to mitigate its effects, could result in disruptions to the services provided to a Fund by its service providers.

Market trading risk. Each Fund faces numerous market trading risks, including the potential lack of an active market for Fund shares, losses from trading in secondary markets, periods of high volatility and disruptions in the creation/redemption process. Any of these factors, among others, may lead to a Fund’s shares trading at a premium or discount to net asset value.

Absence of active market. Although shares of each Fund are listed for trading on one or more stock exchanges, there can be no assurance that an active trading market for such shares will develop or be maintained by market makers or Authorized Participants. Authorized Participants are not obligated to execute purchase or redemption orders for Creation Units. In periods of market volatility, market makers and/or Authorized Participants may be less willing to transact in Fund shares. The absence of an active market for a Fund’s shares may contribute to the Fund’s shares trading at a premium or discount to net asset value.

Shares of the Fund may trade at prices other than net asset value. Shares of a Fund trade on stock exchanges at prices at, above or below the Fund’s most recent net asset value. The net asset value of each Fund is calculated at the end of each business day and fluctuates with changes in the market value of the Fund’s holdings. The trading price of a Fund’s shares fluctuates continuously throughout trading hours based on both market supply of and demand for Fund shares and the underlying value of the Fund’s portfolio holdings or net asset value.

As a result, the trading prices of a Fund’s shares may deviate significantly from net asset value during periods of market volatility, including during periods of high redemption requests or other unusual market conditions. ANY OF THESE FACTORS, AMONG OTHERS, MAY LEAD TO THE FUND’S SHARES TRADING AT A PREMIUM OR DISCOUNT TO NET ASSET VALUE.

Portfolio management risk. The value of your investment may decrease if the Subadviser’s judgment about the attractiveness or value of, or market trends affecting, a particular security, industry, sector or region, or about market movements, is incorrect or does not produce the desired results, or if there are imperfections, errors or limitations in the models, tools and data used by the Subadviser. In addition, a Fund’s investment strategies or policies may change from time to time. Those changes may not lead to the results intended by the Subadviser and could have an adverse effect on the value or performance of the Fund.

Valuation risk. The sales price a Fund could receive upon the sale of any particular portfolio investment may differ from the Fund’s valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair value methodology. These differences may increase significantly and affect Fund investments more broadly during periods of market volatility. Authorized Participants who purchase or redeem Fund shares on days when a Fund is holding fair-valued securities may receive fewer or more shares or lower or higher redemption proceeds than they would have received if the Fund had not fair-valued securities or had used a different valuation methodology. A Fund’s ability to value its investments may be impacted by technological issues and/or errors by pricing services or other third party service providers. The valuation of a Fund’s investments involves subjective judgment.

Stock market and equity securities risk. The stock markets are volatile and the market prices of a Fund’s equity securities may decline generally. Equity securities may include warrants, rights, exchange-traded and over-the-counter common stocks, preferred stock, depositary receipts, trust certificates, limited partnership interests and shares of other investment companies, including exchange-traded funds and real estate investment trusts. Equity securities may have greater price volatility than other asset classes, such as fixed income securities, and may fluctuate in price based on actual or perceived changes in a company’s financial condition and overall market and economic conditions and perceptions. If the market prices of the equity securities owned by a Fund fall, the value of your investment in the Fund will decline.

Trading issues risk. Trading in Fund shares on NASDAQ may be halted in certain circumstances. There can be no assurance that the requirements of NASDAQ necessary to maintain the listing of the fund will continue to be met.

Additional Principal Investment Risks to which the All Cap Fund Only is Subject:

Assets under management risk. From time to time, a third party, FTFA and/or affiliates of FTFA or the Fund may invest in the fund and hold its investment for a period of time in order for the fund to achieve size or scale. There can be no assurance that any such entity will not redeem its investment, that it will not redeem at an inopportune time for the Fund or that the size of the Fund will be maintained at a level necessary to enable the Fund to remain viable.

Such redemption may cause the Fund to sell assets (or invest cash) at disadvantageous times or prices, increase or accelerate taxable gains or transaction costs and may negatively affect the Fund’s net asset value, market price, performance, or ability to satisfy redemptions in a timely manner.

Small and mid-capitalization company risk. The Fund will be exposed to additional risks as a result of its investments in the securities of small and mid-capitalization companies. Small and mid-capitalization companies may fall out of favor with investors; may have limited product lines, operating histories, markets or financial resources; or may be dependent upon a limited management group. The prices of securities of small and mid-capitalization companies generally are more volatile than those of large capitalization companies and are more likely to be adversely affected than large capitalization companies by changes in earnings results and investor expectations or poor economic or market conditions, including those experienced during a recession. Securities of small and mid-capitalization companies may underperform large capitalization companies, may be harder to sell at times and at prices the portfolio managers believe appropriate and may have greater potential for losses.

Small fund risk. When the Fund’s size is small, the Fund may experience low trading volume and wide bid/ask spreads. In addition, the Fund may face the risk of being delisted if the Fund does not meet certain conditions of the listing exchange. If the Fund does not attract additional assets, the fund’s expenses will continue to be spread over a small asset base.

Volatility risk. The market prices of the securities or other assets in the Fund’s portfolio may fluctuate, sometimes rapidly and unpredictably. The price of a security may fluctuate due to factors affecting markets generally or particular industries. The market price of a security or other asset may also be more volatile than the market as a whole. This volatility may affect the Fund’s net asset value. Securities or other assets in the Fund’s portfolio may be subject to price volatility and the prices may not be any less volatile than the market as a whole and could be more volatile. Events or financial circumstances affecting individual securities or sectors may increase the volatility of the Fund.

FEDERAL INCOME TAX CONSEQUENCES OF THE REORGANIZATION

The following is a general summary of the material U.S. federal income tax consequences of the Reorganization and is based upon the current provisions of the Internal Revenue Code of 1986, as amended (the “Code”), existing U.S. Treasury Regulations thereunder, current administrative rulings of the IRS and published judicial decisions, all of which are subject to change, possibly with retroactive effect. These considerations are general in nature and individual shareholders should consult their own tax advisers as to the federal, state, local, and foreign tax considerations applicable to them and their individual circumstances. These same considerations generally do not apply to shareholders who hold their shares in a tax-advantaged account, such as an individual retirement account (IRA) or qualified retirement plan.

The Reorganization is intended to qualify as a tax-free reorganization for federal income tax purposes under Section 368(a)(1) of the Code. The principal federal income tax consequences that are expected to result from the Reorganization are as follows:

•

no gain or loss will be recognized by the All Cap Fund or the shareholders of the All Cap Fund as a direct result of the Reorganization, except for any gain or loss that may result from the receipt of cash in lieu of fractional shares;

•	no gain or loss will be recognized by the Large Cap Fund as a direct result of the Reorganization;

•	the basis of the assets of the All Cap Fund received by the Large Cap Fund will be the same as the basis of these assets in the hands of the All Cap Fund immediately before the Reorganization;

•	the holding period of the assets of the All Cap Fund received by the Large Cap Fund will include the period during which such assets were held by All Cap Fund;

•

the aggregate tax basis of the shares of the Large Cap Fund to be received by a shareholder of the All Cap Fund as part of the Reorganization will be the same as the shareholder’s aggregate tax basis of the shares of the All Cap Fund; and

•

the holding period of the shares of the Large Cap Fund received by a shareholder of the All Cap Fund as part of the Reorganization will include the period that the shareholder held the shares of the All Cap Fund (provided that such shares of the All Cap Fund are capital assets in the hands of such shareholder as of the Closing Date).

Neither of the Funds has requested nor will request an advance ruling from the IRS as to the U.S. federal income tax consequences of the Reorganization. As a condition to closing, Stradley Ronon Stevens & Young, LLP will render a favorable opinion to the All Cap Fund and the Large Cap Fund as to the foregoing federal income tax consequences of the Reorganization, which opinion will be conditioned upon, among other things, the accuracy, as of the Closing Date, of certain representations of each Fund upon which Stradley Ronon Stevens & Young, LLP will rely in rendering its opinion. Notwithstanding the foregoing, no opinion will be expressed as to the effect of the Reorganization on the All Cap Fund, the Large Cap Fund, or any All Cap Fund shareholder with respect to any asset as to which unrealized gain or loss is required to be recognized for federal income tax purposes at the end of a taxable year (or on termination or transfer thereof) under a mark-to-market system of accounting. A copy of the opinion will be filed with the SEC and will be available for public inspection after the Closing Date of the Reorganization. See “INFORMATION ABOUT THE FUNDS.”

Opinions of counsel are not binding upon the IRS or the courts. If the Reorganization is consummated but the IRS or the courts were to determine that the Reorganization did not qualify as a tax-free reorganization under the Code, and thus was taxable, the All Cap Fund would recognize gain or loss on the transfer of its assets to the Large Cap Fund, and each shareholder of the All Cap Fund that held shares in a taxable account would recognize a taxable gain or loss equal to the difference between its tax basis in its All Cap Fund shares and the fair market value of the shares of the Large Cap Fund it received.

Final Dividend or Other Distributions. Prior to the closing of the Reorganization, the All Cap Fund will be required to distribute substantially all previously undistributed investment company taxable income (that is, generally, net investment income plus net short-term capital gains) and net capital gain (that is, the excess of net long-term capital gains over net short-term capital losses), if any, generated through the Closing Date.

Repositioning of the All Cap Fund’s Portfolio Assets. FTFA currently estimates that approximately 33% of the All Cap Fund’s portfolio assets may be sold in connection with the Reorganization as part of a portfolio repositioning and separate from normal portfolio turnover. Such dispositions may depend in part on market conditions. In addition, certain securities may need to be disposed of that do not meet the prospectus allowances for the Large Cap Fund. Such dispositions, depending upon how they are executed, may result in the realization of capital gains, reduced by any available capital loss carryovers, which would be distributed to shareholders. The amount of any capital gains that may be realized and distributed to shareholders will depend upon a variety of factors, including the All Cap Fund’s net unrealized appreciation in the value of its portfolio assets and the manner in which the portfolio is repositioned. It is anticipated that the sale of a portion of the portfolio assets either prior to or immediately after the closing of the Reorganization should not result in capital gains being distributed to shareholders because the Funds anticipate that any portfolio repositioning will occur using in-kind custom basket transactions.

Additionally, if the sale of such portfolio assets occurs after the closing of the Reorganization, the ability of the combined Large Cap Fund to fully use the All Cap Fund’s capital loss carryovers as of the closing, if any, to offset the resulting capital gain may be limited as described below, which may result in shareholders of the Large Cap Fund receiving a greater amount of capital gain distributions than they would have had the Reorganization not occurred. Transaction costs also may be incurred due to the repositioning of the portfolio. Management believes that these portfolio transaction costs will be immaterial in amount.

General Limitation on Capital Losses. Assuming the Reorganization qualifies as a tax-free reorganization, as expected, the Large Cap Fund will succeed to the capital loss carryovers, if any, of the All Cap Fund upon the closing of the Reorganization for federal income tax purposes. The capital loss carryovers of both Funds will be available to offset future gains recognized by the combined Large Cap Fund, subject to limitations under the Code. Where these limitations apply, all or a portion of a Fund’s capital loss carryovers may become unavailable, the effect of which may be to accelerate the recognition of taxable gain to the combined Large Cap Fund and its shareholders post-closing. First, a Fund’s capital loss carryovers are subject to an annual limitation if a Fund undergoes a more than 50% change in ownership. The actual annual limitation will equal the aggregate NAV of the smaller Fund in the Reorganization on the Closing Date multiplied by the long-term tax-exempt rate for ownership changes during the month in which the Reorganization closes; such limitation will be increased by the amount of any built-in gain (i.e., unrealized appreciation in the value of investments of the smaller Fund on the Closing Date that is recognized in a taxable year). Second, if a Fund has built-in gains at the time of the Reorganization that are realized by the combined Large Cap Fund in the five-year period following the Reorganization, such built-in gains, when realized, may not be offset by the losses (including any capital loss carryovers and “built-in losses”) of the other Fund. Third, the capital losses of the All Cap Fund that may be used by the Large Cap Fund (including to offset any “built-in gains” of the All Cap Fund itself) for the first taxable year ending after the Closing Date will be limited to an amount equal to the capital gain net income of the Large Cap Fund for such taxable year (excluding capital loss carryovers) treated as realized post-closing based on the number of days remaining in such year.

The aggregate capital loss carryovers of the All Cap Fund and the approximate annual limitation on the use by the Large Cap Fund, post-closing, of the smaller Fund’s capital loss carryovers following the Reorganizations are below. The annual limitation is based on the long-term tax-exempt rate for ownership changes as of February 2024 of 3.81%.

	Large Cap Fund	All Cap Fund
	As of January 25, 2024	As of January 25, 2024

Aggregate capital loss carryovers	$11,768,334	$2,522,798

Unrealized appreciation on a tax basis	$27,498,897	$26,965,453

Net asset value	$193,161,233	$115,172,808

Annual limitation	None	None

Appreciation in Value of Investments. Shareholders of the All Cap Fund will receive a proportionate share of any taxable income and gains realized by the Large Cap Fund and not distributed to its shareholders prior to the Reorganization when such income and gains are eventually distributed by the combined Large Cap Fund. As a result, shareholders of the All Cap Fund may receive a greater amount of taxable distributions than they would have if the Reorganization had not occurred. In addition, if the combined Large Cap Fund, following the Reorganization, has proportionately greater unrealized appreciation in its portfolio investments as a percentage of its net asset value than the All Cap Fund, shareholders of the All Cap Fund, post-closing, may recognize greater amounts of taxable gain (i.e., a larger proportion of any resulting distribution may be taxable capital gains) as such portfolio investments are sold than they otherwise might have if the Reorganization had not occurred.

At January 25, 2024, both Funds have unrealized appreciation. The unrealized appreciation in value of investments as a percentage of its net asset value at January 25, 2024 was 24.4% for the All Cap Fund, compared to 14.8% for the Large Cap Fund. As a result, shareholders of the All Cap Fund may receive a greater amount of taxable capital gain distributions than they would have had they Reorganization not occurred.

You should consult your tax adviser regarding the effect, if any, of the Reorganization in light of your particular circumstances, as well as the state and local tax consequences, if any, of the Reorganization because this discussion only relates to the federal income tax consequences.

INFORMATION ABOUT THE FUNDS

Information about each Fund is included in each Fund’s Prospectus. The Large Cap Fund Prospectus and the All Cap Fund Prospectus are each incorporated by reference into and are considered a part of this Prospectus/Information Statement [Securities Act No. 333-206784]. The Large Cap Fund Prospectus also accompanies this Prospectus/Information Statement. Additional information about the Funds is included in the Combined SAI. The Combined SAI is incorporated into each Fund’s Prospectus and into the SAI dated April 3, 2024 relating to this Prospectus/Information Statement, each of which has been filed with the SEC [Securities Act No. 333-206784].

The SAI relating to this Prospectus/Information Statement is also considered part of this Prospectus/Information Statement and is incorporated by reference into this Prospectus/Information Statement [Securities Act No. 333-277633]. Information about the Funds is also included in the their Annual Report to Shareholders (for the fiscal year ended March 31, 2023).

You may request a free copy of each Fund’s Prospectus, the Combined SAI, the Funds’ Annual or Semi-Annual Report to Shareholders, the SAI relating to this Prospectus/Information Statement, and other information by calling 1-877-721-1926 or by writing to a Fund at BNY Mellon, Attn: Legg Mason Funds, 4400 Computer Drive, Westborough, MA 01581.

The Trust, on behalf of the Funds, files proxy material, reports and other information with the SEC in accordance with the informational requirements of the Securities Exchange Act of 1934 and the 1940 Act. This information is available on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov.

FURTHER INFORMATION ABOUT THE FUNDS

The following is a discussion of the organization of the Funds and, where applicable, of the Trust. More detailed information about each Fund’s current structure is contained in the Combined SAI.

Comparison of Capital Structure. Each Fund is a diversified series of the Trust. The Trust was organized as a Maryland statutory trust on June 8, 2015, and is registered with the SEC.

The authorized number of shares of each Fund is unlimited, having a par value of $0.00001, and each Fund may (but does not) issue fractional shares. Shares of each Fund are fully paid and nonassessable and have no preference, preemptive or subscription rights. The All Cap Fund and the Large Cap Fund shareholders have no appraisal rights.

Comparison of Voting Rights. Each whole Share (or fractional share) of a Fund outstanding on the record date established in accordance with the bylaws of the Trust (the “Bylaws”) shall entitle the holder thereof to a number of votes as to any matter on which the shareholder is entitled to vote equal to the net asset value of the share (or fractional share) in United States dollars determined at the close of business on the record date. This method of voting, known as “dollar-weighted voting,” means that a shareholder’s voting power is determined not by the number of shares he or she owns, but by the dollar value of those shares determined on the record date. On any matter submitted to a vote of the shareholders of the Trust, all shares of all series and classes then entitled to vote shall be voted together, except that (i) when required by the 1940 Act to be voted by individual series or class, shares shall be voted by individual series or class, and (ii) when the Trustees of the Trust (the “Trustees”) have determined that the matter affects only the interests of shareholders of one or more series or classes, only shareholders of such one or more series or classes shall be entitled to vote thereon. Each series of the Trust currently only offers on share class.

Proposals Subject to Shareholder Approval. The 1940 Act provides that shareholders of the Funds have the power to vote with respect to certain matters; specifically, for the election of trustees, the selection of auditors (under certain circumstances), approval of investment management agreements and certain amendments to plans of distribution, and amendments to policies, goals or restrictions deemed to be fundamental.

In addition, shareholders of each Fund are granted the power to vote on certain matters by the laws governing Maryland statutory trusts and by the Trust’s Agreement and Declaration of Trust (“Trust Instrument”). For example, the Trust Instrument and Bylaws give shareholders the power to vote only on: (i) the election or removal of Trustees as provided in the Trust Instrument; and (ii) with respect to such additional matters relating to the Trust as may be required by law or as the Trustees may consider and determine necessary or desirable.

Quorum and Voting. Quorum for a shareholders’ meeting of a Fund is generally one-third (33 1/3%) of the voting power of the Trust, series, or class (as applicable) which are present at a meeting or by proxy. Under the Trust Instrument, to the extent a larger vote is not required by applicable law, the affirmative vote of the holders of shares representing a majority cast at a meeting at which a quorum is present generally shall decide any questions, with the exception that Trustees must be elected by the affirmative vote of the holders of shares representing plurality of the votes cast at such a meeting.

Setting a Record Date. The Bylaws establish the maximum number of days prior to a shareholders’ meeting during which a record date may be set by the Board. For both Funds, the minimum number of days is seven and the maximum number of days is 120 days before the date set for any meeting of shareholder (without regard to any adjournment or postponement thereof) or more than 60 days before the date of payment of any dividend or of any other distribution. Any adjourned meeting may be held as adjourned without further notice, even if the date of such adjourned meeting is more than 120 days after the notice of the original meeting or the postponement thereof.

Legal Structures. Open-end funds formed under the Maryland Statutory Trust Act (the “MSTA”), such as the Funds, are granted a significant amount of operational flexibility with respect to features, rights and obligations of the statutory trust and its Trustees and shareholders in their organizational instruments. Funds organized under the MSTA have benefited from this flexibility to streamline their operations and minimize expenses. For example, funds organized as Maryland statutory trusts are not typically required to hold annual shareholders’ meetings if meetings are not otherwise required by the federal securities laws or their declarations of trust or bylaws, and such funds may create new classes or series of shares without having to obtain the approval of shareholders. In addition, a fund may provide in its governing documents that certain fund transactions, such as certain mergers, reorganizations and liquidations, may go forward with only Trustee approval and not a shareholder vote; such funds are still subject, however, to the voting requirements of the 1940 Act.

Limited Liability for Shareholders. Under the MSTA, shareholders of the Funds are entitled to the same limitation of personal liability as is extended to shareholders of a corporation organized for profit under the Maryland General Corporation Law.

Boards of Trustees. Pursuant to the MSTA and the Trust Instrument, the responsibility for the general oversight of each Fund is vested in the Board, which, among other things, is empowered by the Trust Instrument to elect officers and provide for the compensation of agents, consultants and other professionals to assist and advise in the management of the Funds.

Pursuant to the Trust Instrument, no Trustee shall be held liable to the Trust or any shareholder of a Fund except to the extent that it is proved that the Trustee actually received an improper benefit or profit in money, property, or services, or to the extent that a judgment or other final adjudication adverse to the Trustee is entered in a proceeding based on a finding in the proceeding that the Trustee’s action, or failure to act, was the result of active and deliberate dishonesty and was material to the cause of action adjudicated in the proceeding.

Inspection Rights. The shareholders have only such right to inspect books and records of the Trust or a Fund as may be granted from time to time by the Trustees in their sole discretion.

PRINCIPAL HOLDERS OF SHARES

As of the Record Date, the officers and trustees of the Trust, as a group, owned of record and beneficially less than 1% of the outstanding voting shares of either Fund.

From time to time, the number of Fund shares held in “street name” accounts of various securities dealers for the benefit of their clients or in centralized securities depositories may exceed 5% of the total shares outstanding. To the knowledge of the Funds, no person owned (beneficially or of record) 5% or more of the outstanding shares of either Fund as of the Record Date, except as listed in Exhibit C to this Prospectus/Information Statement. Upon completion of the Reorganization, the percentage of the then outstanding shares of the All Cap Fund owned by persons disclosed in Exhibit C as owning 5% or more of the Funds’ outstanding shares is expected to decline.

SHAREHOLDER PROPOSALS

Neither the All Cap Fund nor the Large Cap Fund is required to hold, and neither intends to hold, regular annual meetings of shareholders. A shareholder who wishes to submit a proposal for consideration for inclusion in a proxy statement of the All Cap Fund or the Large Cap Fund for the next meeting of shareholders (if any) should send a written proposal to the Trust’s offices at c/o [Name of Fund], 280 Park Avenue, New York, New York 10017, Attention: Secretary, so that it is received within a reasonable time in advance of such meeting in order to be included in the proxy statement of the applicable Fund and proxy card relating to that meeting and presented at the meeting. A shareholder proposal may be presented at a meeting of shareholders only if such proposal concerns a matter that may be properly brought before the meeting under applicable federal securities laws, state law, and other governing instruments.

Submission of a proposal by a shareholder does not guarantee that the proposal will be included in a proxy statement or presented at a meeting.

By Order of the Board of Trustees of the Trust,

Harris Goldblat
Secretary
April 3, 2024

GLOSSARY

Useful Terms and Definitions

1940 Act — The Investment Company Act of 1940, as amended.

Distributors — Franklin Distributors, LLC, One Franklin Parkway, San Mateo, California 94403-1906, the principal underwriter for the Funds.

FTFA — Franklin Templeton Fund Adviser, LLC, the investment manager for the Funds.

Independent Trustees — The Trustees who are not “interested persons” of a Fund, as such term is defined in the 1940 Act.

IRS — U.S. Internal Revenue Service.

Net Asset Value (NAV) — The net asset value of a mutual fund is determined by deducting a fund’s liabilities from the total assets of the portfolio. The net asset value per share is determined by dividing the net asset value of the fund by the number of shares outstanding.

Plan — The Plan of Reorganization adopted by the Trust on behalf of the All Cap Fund and the Large Cap Fund.

Reorganization — The proposed reorganization contemplated by the Plan.

SAI — Statement of Additional Information, a document that supplements information found in an open-end fund’s prospectus.

Subadviser — ClearBridge Investments, LLC, subadviser to the Funds except for any portion of a Fund’s cash and short term instruments that is allocated to Western Asset Management Company, LLC.

SEC — U.S. Securities and Exchange Commission.

The Trust — Legg Mason ETF Investment Trust, the registered investment company of which both the All Cap Fund and Large Cap Fund are a series.

U.S. — The United States of America.

Western Asset — Western Asset Management Company, LLC, subadviser to the Funds for certain cash and short term instruments.

EXHIBITS TO THE PROSPECTUS/INFORMATION STATEMENT

Exhibit

A.	Plan of Reorganization

B.	Financial Highlights of the All Cap Fund and the Large Cap Fund

C.	Principal Holders of Securities

EXHIBIT A

PLAN OF REORGANIZATION

THIS PLAN OF REORGANIZATION (the “Plan”) is made as of this 29th day of February, 2024 by Legg Mason ETF Investment Trust (the “Trust”), a statutory trust created under the laws of the State of Maryland, with its principal place of business at 280 Park Avenue, New York, New York 10017, on behalf of its series, ClearBridge Large Cap Growth ESG ETF (the “Acquiring Fund”) and ClearBridge All Cap Growth ESG ETF (the “Target Fund,” and together with the Acquiring Fund, the “Funds,” and individually, a “Fund”). Franklin Templeton Fund Adviser, LLC (“FTFA”), a Delaware limited liability company and investment manager to each Fund, joins this Plan solely for purposes of Section 7.

The reorganization (hereinafter referred to as the “Reorganization”) will consist of (i) the acquisition by the Trust, on behalf of the Acquiring Fund of substantially all of the property, assets and goodwill of the Target Fund in exchange solely for full shares of beneficial interest, having a par value of $0.00001, of the Acquiring Fund (the “Acquiring Fund Shares”) and cash equal in value to fractional shares, if any, of the Acquiring Fund otherwise resulting from the Reorganization; (ii) the distribution of Acquiring Fund Shares to the holders of shares of beneficial interest, having a par value of $0.00001, of the Target Fund (the “Target Fund Shares”) and cash in lieu of fractional shares, if any, according to their respective interests in the Target Fund in complete liquidation of the Target Fund; and (iii) the dissolution of the Target Fund as soon as is practicable after the closing (as described in Section 3, hereinafter called the “Closing”), all upon and subject to the terms and conditions of the Plan hereinafter set forth.

AGREEMENT

In order to consummate the Reorganization and in consideration of the premises and of the covenants and agreements hereinafter set forth, the Trust, on behalf of each Fund, hereby covenants and agrees as follows:

1.   Sale and Transfer of Assets, Liquidation and Dissolution of the Target Fund.

(a)  Subject to the terms and conditions of the Plan, and in reliance on the representations and warranties herein contained, and in consideration of the delivery by the Acquiring Fund of the number of Acquiring Fund Shares (and cash in lieu of fractional shares, if any) hereinafter provided, the Trust, on behalf of the Target Fund, agrees that, at the time of Closing, it will convey, transfer and deliver to the Acquiring Fund all of the Target Fund’s then existing assets, including any interest in pending or future legal claims in connection with past or present portfolio holdings, whether in form of class action claims, opt-out or other direct litigation claims, or regulator or government-established investor recovery fund claims, and any and all resulting recoveries, free and clear of all liens, encumbrances, and claims whatsoever (except for liens and encumbrances that do not materially detract from the value or use of the Target Fund’s assets), except for cash, bank deposits, or cash equivalent securities in an estimated amount necessary to: (i) pay portfolio transaction costs and expenses incurred in connection with carrying out the Reorganization in accordance with Section 7 of the Plan, which costs and expenses shall be established on the Target Fund’s books as liability reserves; (ii) discharge its unpaid liabilities on its books at the Closing Date (as such term is defined in Section 3), including, but not limited to, its income dividends and capital gain distributions, if any, payable for the period prior to the Closing Date and through the final taxable year ending with the Target Fund’s complete liquidation; and (iii) pay such contingent liabilities, if any, as the officers of the Trust, on behalf of the Target Fund, shall reasonably deem to exist against the Target Fund at the Closing Date, for which contingent and other appropriate liability reserves shall be established on the Target Fund’s books (such assets hereinafter “Net Assets”). The Acquiring Fund shall not assume any liability of the Target Fund, whether accrued or contingent, known or unknown, and the Trust, on behalf of the Target Fund shall use its reasonable best efforts to discharge all of the Target Fund’s known liabilities so far as may be possible, from the cash, bank deposits and cash equivalent securities described above.

(b)  Subject to the terms and conditions of the Plan, and in reliance on the representations and warranties herein contained, and in consideration of such sale, conveyance, transfer, and delivery, the Trust, on behalf of the Acquiring Fund, agrees at the Closing to deliver to the Target Fund the number of Acquiring Fund Shares (as well as cash in lieu of fractional shares), determined by dividing the net asset value per share of each share of the Target Fund by the net asset value per share each of share of the Acquiring Fund, and separately multiplying the result thereof by the number of outstanding shares of the Target Fund as of 1:00 p.m., Pacific time, on the Closing Date. The Acquiring Fund Shares and cash in lieu of fractional shares delivered to the Target Fund at the Closing shall have an aggregate net asset value equal to the value of the Target Fund’s Net Assets, all determined as provided in Section 2 of the Plan and as of the date and time specified herein.

(c)  Immediately following the Closing, the Trust, on behalf of the Target Fund, shall distribute the Acquiring Fund Shares (and cash in lieu of fractional shares, if any) received by the Target Fund pursuant to this Section 1 pro rata to the Target Fund’s shareholders of record so that each shareholder receives full and Acquiring Fund Shares (and cash in lieu of fractional shares) equal in value to the Target Fund Shares held by the shareholders as of 1:00 p.m., Pacific time, on the Closing Date. Such distribution shall be accomplished by the establishment of accounts on the share records of the Acquiring Fund of the type and in the amounts due such shareholders based on their respective holdings in the Target Fund as of 1:00 p.m., Pacific time, on the Closing Date. After the distribution, the Target Fund shall be dissolved.

(d)  At the Closing, each shareholder of record of the Target Fund as of the record date (the “Distribution Record Date”) with respect to any unpaid dividends and other distributions that were declared prior to the Closing, including any dividend or distribution declared pursuant to Section 6(d) hereof, shall have the right to receive such unpaid dividends and distributions with respect to the shares of the Target Fund that such person had on such Distribution Record Date.

(e)  All books and records relating to the Target Fund, including all books and records required to be maintained under the Investment Company Act of 1940 (the “1940 Act”), and the rules and regulations thereunder, shall be available to the Acquiring Fund from and after the date of the Plan, and shall be turned over to the Acquiring Fund on or prior to the Closing.

2.   Valuation.

(a)  The net asset value per share of the Acquiring Fund Shares and the Target Fund Shares and the value of the Target Fund’s Net Assets to be acquired by the Acquiring Fund hereunder shall in each case be computed as of 1:00 p.m., Pacific time, on the Closing Date, unless on such date: (i) the New York Stock Exchange (“NYSE”) is not open for unrestricted trading; (ii) the reporting of trading on the NYSE or other relevant market is disrupted; or (iii) any other extraordinary financial event or market condition occurs (each of the events described in (i), (ii) or (iii) are referred to as a “Market Disruption”). The net asset value per share of the Acquiring Fund Shares and the Target Fund Shares and the value of the Target Fund’s Net Assets shall be computed in accordance with the valuation procedures set forth in the most recent prospectus of the Acquiring Fund, as amended or supplemented.

(b)  In the event of a Market Disruption on the proposed Closing Date so that an accurate appraisal of the net asset value per share of the Acquiring Fund Shares or Target Fund Shares or the value of the Target Fund’s Net Assets is impracticable, the Closing Date shall be postponed until the first business day when regular trading on the NYSE shall have been fully resumed and reporting shall have been restored and other trading markets are otherwise stabilized.

(c) All computations of value regarding the net asset value per share of the Acquiring Fund Shares and Target Fund Shares and the value of the Target Fund’s Net Assets shall be made by the FTFA or its agents.

3.   Closing and Closing Date.

The Closing shall take place at the principal office of the Trust at 1:00 p.m., Pacific time, on June 14, 2024, or such later date as the officers of the Trust may determine (the “Closing Date”). The Trust, on behalf of the Target Fund, shall have provided for delivery as of the Closing those Net Assets to be transferred to the account of the Acquiring Fund’s custodian, The Bank of New York Mellon, 240 Greenwich Street, New York, New York 10286. The Trust, on behalf of the Target Fund, shall deliver at the Closing a list of names and addresses of the holders of record of Target Fund Shares and the number of shares of beneficial interests owned by each such shareholder, as of 1:00 p.m., Pacific time, on the Closing Date. The Trust, on behalf of the Acquiring Fund, shall provide evidence that such Acquiring Fund Shares have been registered in an account on the books of the Acquiring Fund in such manner as the officers of the Trust, on behalf of the Target Fund, may reasonably request.

4.   Representations and Warranties.

4.1.  The Trust, on behalf of each Fund, represents and warrants that:

(a)  Each Fund is a series of the Trust. The Trust is validly existing under the laws of the State of Maryland. The Trust is duly registered under the 1940 Act as an open-end management investment company and each Fund’s shares sold were sold pursuant to an effective registration statement filed under the Securities Act of 1933 (the “1933 Act”), except for those shares sold pursuant to the private offering exemption for the purpose of raising initial capital or obtaining any required initial shareholder approvals.

(b)  The Trust is authorized to issue an unlimited number of shares of beneficial interest, having a par value of $0.00001, of each Fund. Each outstanding share of each Fund is fully paid, non-assessable, and has full voting rights, and each Acquiring Fund Share when issued pursuant to and in accordance with the Plan, will be fully paid, non-assessable, and will have full voting rights. The Trust currently issues shares of eight series, including the Funds. Each Fund currently issues one class of shares of beneficial interest. An unlimited number of shares of beneficial interest has been allocated and designated to each Fund.

(c)  The Trust, on behalf of each Fund, is not a party to or obligated under any provision of its Amended and Restated Declaration of Trust or Amended and Restated Bylaws, or any contract or any other commitment or obligation and is not subject to any order or decree, that would be violated by its execution of or performance under the Plan, and no consent, approval, authorization or order of any court or governmental authority is required for the consummation by the Trust, on behalf of either Fund, of the transactions contemplated by the Plan, except for the registration of Acquiring Fund Shares under the 1933 Act, the 1940 Act, or as may otherwise be required under the federal and state securities laws or the rules and regulations thereunder. The Target Fund has no material contracts or other commitments (other than the Plan or agreements for the purchase of securities entered into in the ordinary course of business and consistent with its obligations under the Plan) which will not be terminated by the Target Fund in accordance with their terms at or prior to the Closing Date, or which will result in a penalty or additional fee to be due from or payable by the Target Fund.

(d)  The financial statements appearing in each Fund’s Annual Report to Shareholders for the fiscal year ended March 31, 2023, audited by PricewaterhouseCoopers LLP, and any interim unaudited financial statements, fairly present the financial position of such Fund and the results of such Fund’s operations for periods indicated, in conformity with Generally Accepted Accounting Principles applied on a consistent basis.

(e)  The books and records of each Fund accurately summarize the accounting data represented and contain no material omissions with respect to the business and operations of such Fund.

(f)  The Trust has elected to treat each Fund as a regulated investment company (“RIC”) for federal income tax purposes under Part I of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). Each Fund is a “fund” as defined in Section 851(g)(2) of the Code. Each Fund has qualified as a RIC for each taxable year since its inception that has ended prior to the Closing Date, and, with respect to the Target Fund, will have satisfied the requirements of Part I of Subchapter M of the Code to maintain such qualification for the period beginning on the first day of its current taxable year and ending on the Closing Date, and, with respect to Acquiring Fund, intends to continue to qualify as a RIC after the Closing Date. Neither Fund has had any earnings and profits accumulated in any taxable year to which the provisions of Subchapter M of the Code (or the corresponding provisions of prior law) did not apply. Consummation of the transactions contemplated by the Plan will not cause either Fund to fail to be qualified as a RIC as of the Closing Date.

(g)  Neither Fund has any unamortized or unpaid organizational fees or expenses.

(h)  Neither Fund has any known liabilities, costs or expenses of a material amount, contingent or otherwise, other than those reflected in the financial statements referred to in Section 4.1(d) hereof and those incurred in the ordinary course of business as an investment company and of a nature and amount similar to, and consistent with, those shown in such financial statements since the dates of those financial statements.

(i)  There is no inter-corporate indebtedness existing between the Target Fund and the Acquiring Fund that was issued, acquired, or will be settled at a discount.

(j)  The registration statement on Form N-14 referred to in Section 5.1(a) hereof (the “Registration Statement”), including any prospectus or statement of additional information contained or incorporated therein by reference and any supplements or amendments thereto, insofar as it relates to the Funds, will, from the effective date of the Registration Statement through the Closing Date: (i) comply in all material respects with the provisions of the 1933 Act, the Securities Exchange Act of 1934 (the “1934 Act”), the 1940 Act, the rules and regulations thereunder, and all applicable state securities laws and the rules and regulations thereunder; and (ii) not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which the statements were made, not misleading.

(k)  Since December 31, 2023, there has not been any material adverse change in either Fund’s financial condition, assets, liabilities or business other than changes occurring in the ordinary course of business.

(l)  On the Closing Date, all material Tax Returns (as defined below) of each Fund required by law to have been filed by such date (including any extensions) shall have been filed and are or will be true, correct and complete in all material respects, and all Taxes (as defined below) shown as due or claimed to be due by any government entity shall have been paid or provision has been made for the payment thereof.

To the Trust’s knowledge, no such Tax Return is currently under audit by any federal, state, local or foreign Tax authority; no assessment has been asserted with respect to such Tax Returns; there are no levies, liens or other encumbrances on either Fund or its assets resulting from the non-payment of any Taxes; no waivers of the time to assess any such Taxes are outstanding nor are any written requests for such waivers pending; and adequate provision has been made in each Fund’s financial statements for all Taxes in respect of all periods ended on or before the date of such financial statements.

As used in this Plan, “Tax” or “Taxes” means any tax, governmental fee or other like assessment or charge of any kind whatsoever (including, but not limited to, excise tax and withholding on amounts paid to or by any person), together with any interest, penalty, addition to tax or additional amount imposed by any governmental authority (domestic or foreign) responsible for the imposition of any such tax. “Tax Return” means reports, returns, information returns, dividend reporting forms, elections, agreements, declarations, or other documents or reports of any nature or kind (including any attached schedules, supplements and additional or supporting material) filed or required to be filed or furnished or required to be furnished with respect to Taxes, including any claim for refund, amended return or declaration of estimated Taxes (and including any amendments with respect thereto).

(m)  All information to be furnished by a Fund for use in preparing any registration statement (including the Registration Statement), prospectus/information statement and other documents which may be necessary in connection with the transactions contemplated hereby shall be accurate and complete in all material respects.

(n)  As of the Closing Date, the Target Fund will not have outstanding any options, warrants, pre-emptive rights or other rights to subscribe for or purchase its shares, except for the right of investors to acquire its shares at the applicable stated offering price in the normal course of its business as an open-end management investment company operating under the 1940 Act.

(o)  No consent, approval, authorization or order of any court or governmental authority is required for the consummation by the Trust, on behalf of either Fund, of the transactions contemplated by the Plan, except as may otherwise be required under federal or state securities laws or the rules and regulations thereunder.

(p)  There is no material suit, judicial action, or legal or administrative proceeding pending or threatened against the Trust, on behalf of either Fund. The Trust, on behalf of either Fund, is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects the Fund’s business or its ability to consummate the transactions herein contemplated.

(q)  The execution, delivery, and performance of the Plan have been duly authorized by all necessary action of the Board of Trustees of the Trust.

(r)  Neither Fund is under the jurisdiction of a court in a Title 11 or similar case within the meaning of Section 368(a)(3)(A) of the Code.

4.2.  The Trust, on behalf of the Target Fund, represents and warrants that:

(a)  The statement of assets and liabilities to be furnished by the Trust, on behalf of the Target Fund, as of 1:00 p.m., Pacific time, on the Closing Date for the purpose of determining the number of the Acquiring Fund Shares to be issued pursuant to Section 1 of the Plan, will accurately reflect the Target Fund’s Net Assets and outstanding shares, as of such date, in conformity with generally accepted accounting principles applied on a consistent basis.

(b) At the Closing, the Target Fund will have good and marketable title to all of the securities and other assets shown on the statement of assets and liabilities referred to in 4.2(a) above, free and clear of all liens or encumbrances of any nature whatsoever, except such imperfections of title or encumbrances as do not materially detract from the value or use of the assets subject thereto, or materially affect title thereto.

(c)  The Trust, on behalf of the Target Fund, will declare and pay or cause to be paid a dividend or dividends prior to the Closing Date that, together with all previous dividends, shall have the effect of distributing to its shareholders (i) all of the Target Fund’s investment company taxable income for the taxable year ended prior to the Closing Date and substantially all of such investment company taxable income for the final taxable year ending with its complete liquidation (in each case determined without regard to any deductions for dividends paid); and (ii) all of the Target Fund’s net capital gain recognized in its taxable year ended prior to the Closing Date and substantially all of any such net capital gain recognized in such final taxable year (in each case after reduction for any capital loss carryover).

5.   Covenants of the Trust.

5.1.  The Trust, on behalf of the Acquiring Fund:

(a)  Shall file the Registration Statement with the U.S. Securities and Exchange Commission (“SEC”) and use its best efforts to provide that the Registration Statement becomes effective as promptly as practicable.

(b)  Shall have mailed to each shareholder of record of the Target Fund, a combined Prospectus/Information Statement that complies in all material respects with the applicable provisions of the 1933 Act, Section 14(c) of the 1934 Act and Section 20(a) of the 1940 Act, and the rules and regulations thereunder (the “Prospectus/Information Statement”).

5.2.  The Trust, on behalf of the Target Fund:

(a)  As of the Closing, shall have taken all actions reasonably necessary to obtain approval of the transactions contemplated herein.

(b)  Shall provide at the Closing:

(1)  A statement of the respective tax basis and holding period of all investments to be transferred by the Target Fund to the Acquiring Fund.

(2)  A copy (which may be in electronic form) of the Target Fund’s shareholder ledger accounts including, without limitation, the name, address and taxpayer identification number of each shareholder of record, the number of shares of beneficial interest held by each shareholder, the dividend reinvestment elections applicable to each shareholder, the backup withholding and nonresident alien withholding certifications, notices or records on file with the Trust, with respect to each shareholder, and such information as the Acquiring Fund may reasonably request concerning Target Fund shares or Target Fund shareholders in connection with Target Fund’s cost basis reporting and related obligations under Sections 1012, 6045, 6045A, and 6045B of the Code and related regulations issued by the United States Treasury (“Treasury Regulations”) following the Closing for all of the shareholders of record of the Target Fund’s shares as of the close of business on the day of valuation as described in Section 2, who are to become holders of the Acquiring Fund Shares as a result of the transfer of assets that is the subject of this Plan (the “Target Fund Shareholder Documentation”).

(3)  A copy of any other Tax books and records of the Target Fund necessary for purposes of preparing any Tax Returns, schedules, forms, statements or related documents (including but not limited to any income, excise or information returns, as well as any transfer statements (as described in Treas. Reg. § 1.6045A-1)) required by law to be filed by the Target Fund after the Closing.

(4)  If requested by the Acquiring Fund, all FASB ASC 740-10-25 (formerly, FIN 48) work papers and supporting statements pertaining to the Target Fund.

(c)  As promptly as practicable, but in any case, within sixty days after the date of Closing, the Target Fund shall furnish the Acquiring Fund, in such form as is reasonably satisfactory to the Acquiring Fund, a statement of the earnings and profits of the Target Fund for federal income tax purposes that will be carried over by the Acquiring Fund as a result of Section 381 of the Code.

(d)  Undertakes that it will not acquire Acquiring Fund Shares for the purpose of making distributions thereof to anyone other than Target Fund shareholders.

(e)  Undertakes that, if the Plan is consummated, the Target Fund will liquidate and dissolve.

5.3.  The Trust, on behalf of each Fund:

(a)  Covenants to operate the Fund’s business as presently conducted between the date hereof and the Closing, it being understood that such ordinary course of business will include the distribution of customary dividends and distributions and any other distribution necessary or desirable to minimize federal income or excise Taxes.

(b)  Subject to the provisions of the Plan, shall take, or cause to be taken, all action, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate the transactions contemplated by the Plan.

(c)  Shall file, by the Closing Date, all of the federal and other Tax Returns required by law to be filed on or before such date and all federal and other Taxes shown as due on said Tax Returns shall have either been paid or adequate liability reserves shall have been provided for the payment of such Taxes.

(d)  Intends that the Reorganization will qualify as a reorganization within the meaning of Section 368(a)(1) of the Code. The Trust, on behalf of each Fund, shall not take any action or cause any action to be taken (including, without limitation the filing of any Tax Return) that is inconsistent with such treatment or results in the failure of such Reorganization to qualify as a reorganization within the meaning of Section 368(a)(1) of the Code.

6.   Conditions Precedent to be Fulfilled by the Trust, on behalf of the Funds.

The consummation of the Plan hereunder shall be subject to the following respective conditions:

(a)  That all the representations and warranties contained herein shall be true and correct as of the Closing with the same effect as though made as of and at such date.

(b)  That the SEC shall have declared effective the Registration Statement, or the Registration Statement shall have become effective pursuant to Rule 488 under the 1933 Act, and the SEC shall not have issued an unfavorable management report under Section 25(b) of the 1940 Act or instituted or threatened to institute any proceeding seeking to enjoin consummation of the Plan under Section 25(c) of the 1940 Act. And, further, no other legal, administrative or other proceeding shall have been instituted or threatened that would materially affect the financial condition of either Fund or would prohibit the transactions contemplated hereby.

(c)  The Trust, on behalf of the Target Fund, shall have declared and paid or cause to have been paid a dividend or dividends prior to the Closing Date that, together with all previous dividends, shall have the effect of distributing to its shareholders (i) all of the Target Fund’s investment company taxable income for the taxable year ended prior to the Closing Date and substantially all of such investment company taxable income for the final taxable year ending with its complete liquidation (in each case determined without regard to any deductions for dividends paid); and (ii) all of the Target Fund’s net capital gain recognized in its taxable year ended prior to the Closing Date and substantially all of any such net capital gain recognized in such final taxable year (in each case after reduction for any capital loss carryover).

(d)  That all required consents of other parties and all other consents, orders, and permits of federal, state and local authorities (including those of the SEC and of state Blue Sky securities authorities, including any necessary “no-action” positions or exemptive orders from such federal and state authorities) to permit consummation of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order, or permit would not involve a risk of material adverse effect on the assets and properties of the Target Fund or the Acquiring Fund.

(e)  That there shall be delivered to the Trust an opinion in form and substance satisfactory to it from Stradley Ronon Stevens & Young, LLP, counsel to the Trust, to the effect that:

(1)  Each Fund is a series of the Trust and that the Trust is a validly existing statutory trust in good standing under the laws of the State of Maryland;

(2)  The Trust is an open-end management investment company registered as such under the 1940 Act;

(3)  The execution and delivery of the Plan and the consummation of the transactions contemplated hereby have been duly authorized by all necessary statutory trust action on the part of the Trust, on behalf of each Fund;

(4)  The Trust, on behalf of each Fund, is authorized to issue an unlimited number of shares of beneficial interest, having a par value of $0.00001; and

(5)  Acquiring Fund Shares to be issued pursuant to the terms of the Plan have been duly authorized and, when issued and delivered as provided in the Plan and the Registration Statement, will have been validly issued and fully paid and will be non-assessable by the Trust, on behalf of the Acquiring Fund.

In giving the opinion set forth above, counsel may state that it is relying on certificates of the officers of the Trust with regard to matters of fact, and certain certifications and written statements of governmental officials with respect to the good standing of the Trust.

(f)  That there shall be delivered to the Trust, on behalf of each Fund, an opinion in form and substance satisfactory to it, from the law firm of Stradley Ronon Stevens & Young, LLP, counsel to the Trust, to the effect that, provided the transaction contemplated hereby is carried out in accordance with the Plan, and the laws of the State of Maryland, and based upon certificates of the officers of the Trust, on behalf of each Fund, with regard to matters of fact:

(1)  The acquisition by the Acquiring Fund of substantially all of the assets of the Target Fund as provided for herein in exchange solely for the Acquiring Fund Shares and cash in lieu of fractional shares followed by the distribution by the Target Fund to its shareholders of the Acquiring Fund Shares and cash in lieu of fractional shares in complete liquidation of the Target Fund will qualify as a reorganization within the meaning of Section 368(a)(1) of the Code, and the Target Fund and the Acquiring Fund each will be a “party to the reorganization” within the meaning of Section 368(b) of the Code;

(2)  No gain or loss will be recognized by the Target Fund upon the transfer of substantially all of its assets to the Acquiring Fund in exchange solely for the Acquiring Fund Shares under Sections 361(a) and 357(a) of the Code;

(3)  No gain or loss will be recognized by the Acquiring Fund upon the receipt by it of substantially all of the assets of the Target Fund in exchange solely for the Acquiring Fund Shares under Section 1032(a) of the Code;

(4)  No gain or loss will be recognized by the Target Fund upon the distribution of the Acquiring Fund Shares by the Target Fund to its shareholders in complete liquidation of the Target Fund under Section 361(c)(1) of the Code;

(5)  The tax basis of the assets of the Target Fund received by the Acquiring Fund will be the same as the tax basis of such assets in the hands of the Target Fund immediately prior to the Reorganization under Section 362(b) of the Code;

(6)  The holding periods of the assets of the Target Fund received by the Acquiring Fund will include the periods during which such assets were held by the Target Fund under Section 1223(2) of the Code;

(7)  No gain or loss will be recognized by the shareholders of the Target Fund upon the exchange of their Target Fund Shares solely for the Acquiring Fund Shares (except with respect to cash in lieu of fractional shares, if any) to which they may be entitled under Section 354(a) of the Code;

(8)  The aggregate tax basis of the Acquiring Fund Shares to be received by each Target Fund shareholder will be the same as the aggregate tax basis of the Target Fund Shares exchanged therefor under Section 358(a)(1) of the Code;

(9)  The holding period of the Acquiring Fund Shares to be received by each Target Fund shareholder will include the holding period of the Target Fund Shares surrendered in exchange therefor, provided that the shareholder held the Target Fund Shares as a capital asset on the effective date of the Reorganization under Section 1223(1) of the Code; and

(10)  The Acquiring Fund will succeed to and take into account as of the date of the transfer (as defined in Section 1.381(b)-1(b) of the Treasury Regulations) the items of the Target Fund described in Section 381(c) of the Code, as if there had been no Reorganization, subject to the conditions and limitations specified in Sections 381, 382, 383 and 384 of the Code, if applicable, and the Treasury Regulations thereunder.

The foregoing opinion may state that no opinion is expressed as to the effect of the Reorganization on the Target Fund, the Acquiring Fund, or any Shareholder of the Target Fund with respect to any asset as to which any unrealized gain or loss is required to be recognized for federal income tax purposes at the end of a taxable year (or on the termination or transfer thereof) under a mark-to-market system of accounting.

(g)  That the Acquiring Fund’s Prospectus contained in the Registration Statement with respect to Acquiring Fund Shares to be delivered to Target Fund shareholders in accordance with the Plan shall be effective, and no stop order suspending the effectiveness of the Registration Statement or any amendment or supplement thereto, shall have been issued prior to the Closing Date or shall be in effect at the Closing, and no proceedings for the issuance of such an order shall be pending or threatened on that date.

(h)  That the Acquiring Fund Shares to be delivered hereunder shall be eligible for sale with each state commission or agency with which such eligibility is required in order to permit the Acquiring Fund Shares lawfully to be delivered to each holder of the Target Fund Shares.

(i)  The Target Fund will provide the Acquiring Fund with (1) a statement of the respective tax basis and holding period of all investments to be transferred by the Target Fund to the Acquiring Fund, (2) the Target Fund Shareholder Documentation, (3) if requested by the Trust, on behalf of the Acquiring Fund, all workpapers and supporting statements related to ASC 740-10-25 (formerly, FIN 48) pertaining to the Target Fund, (4) the Tax books and records of the Target Fund for purposes of preparing any Tax Returns required by law to be filed for Tax periods ending after the Closing Date, and (5) a statement of earnings and profits as provided in Section 5.2(c).

7.   Expenses.

The expenses of entering into and carrying out the provisions of the Plan shall be borne as follows: each Fund will pay 25% of the expenses of the Reorganization and FTFA or an affiliate will pay 50% of the expenses of the Reorganization except for portfolio transaction costs, if any, which will be borne by the Target Fund or Acquiring Fund to which they apply.

8.   Termination; Postponement; Waiver; Order.

(a)  Anything contained in the Plan to the contrary notwithstanding, the Plan may be terminated and the Reorganization abandoned at any time prior to the Closing, or the Closing may be postponed by the Trust, on behalf of either Fund, if any condition of its obligations set forth in Section 6 has not been fulfilled or waived and it reasonably appears that such condition or obligation will not or cannot be met by the scheduled Closing.

(b)  If the transactions contemplated by the Plan have not been consummated by December 31, 2024, the Plan shall automatically terminate on that date, unless a later date is set to by officers of the Trust.

(c)  In the event of termination of the Plan prior to its consummation, pursuant to the provisions hereof, the Plan shall become void and have no further effect, and neither the Trust, nor the Funds, nor their trustees, officers, agents or shareholders shall have any liability in respect of the Plan, but all expenses incidental to the preparation and carrying out of the Plan shall be paid as provided in Section 7 hereof.

(d)  At any time prior to the Closing, any of the terms or conditions of the Plan may be waived by the Trust if, in the judgment of its officers, such action or waiver will not have a material adverse effect on the benefits intended under the Plan to the Funds’ shareholders.

(e)  The representations and warranties contained in Section 4 hereof shall expire with and be terminated by the Plan on the Closing Date, and neither the Trust nor any of its officers, trustees, agents or shareholders shall have any liability with respect to such representations or warranties after the Closing Date.

(f)  If any order of the SEC with respect to the Plan shall be issued prior to the Closing that imposes any term or condition that is determined by action of the Board of Trustees of the Trust, on behalf of either Fund, to be acceptable, such term or condition shall be binding as if it were a part of the Plan without a vote or approval of the shareholders of the Target Fund.

9.   Cooperation and Exchange of Information; Reporting Responsibility.

(a)  Any reporting responsibility of the Trust, on behalf of the Target Fund, is and shall remain the responsibility of the Target Fund, up to and including the Closing Date, and such later date on which the Target Fund is liquidated including, without limitation, responsibility for (i) preparing and filing Tax Returns relating to Tax periods ending on or prior to the date of Closing (whether due before or after the Closing); and (ii) preparing and filing other documents with the SEC, any state securities commission, and any federal, state or local Tax authorities or any other relevant regulatory authority, except as otherwise mutually agreed by the parties.

(b)  After the Closing Date, the Trust, on behalf of the Target Fund, shall or shall cause its agents to prepare any federal, state or local Tax Returns, including any Forms 1099, required to be filed by the Trust with respect to the Target Fund’s final taxable year ending with its complete liquidation and for any prior periods or taxable years and shall further cause such Tax Returns and Forms 1099 to be duly filed with the appropriate taxing authorities.

10.   Liability of the Target Fund and the Acquiring Fund.

(a)  The Trust acknowledges and agrees that all obligations on behalf of a Fund under the Plan are binding only with respect to that Fund; any liability of the Trust, on behalf of a Fund, under the Plan or in connection with the transactions contemplated herein shall be discharged only out of the assets of that Fund; and that neither the Trust nor a Fund shall seek satisfaction of any such obligation or liability from the shareholders of a Fund, the trustees, officers, employees or agents of the Trust, or any of them.

11.   Entire Agreement and Amendments.

The Plan embodies the entire agreement between the parties and there are no agreements, understandings, restrictions, or warranties relating to the transactions contemplated by the Plan other than those set forth herein or herein provided for. The Plan may be amended only by mutual consent of the parties in writing. Neither the Plan nor any interest herein may be assigned without the prior written consent of the other party.

12.   Counterparts.

The Plan may be executed in any number of counterparts, each of which shall be deemed to be an original, but all such counterparts together shall constitute but one instrument.

13.   Governing Law.

The Plan shall be governed by and carried out in accordance with the laws of the State of Maryland.

14.   Headings.

The paragraph headings contained in this Plan are for reference purposes only and shall not affect in any way the meaning or interpretation of this Plan.

[Signature Page Follows]

IN WITNESS WHEREOF, the Trust, on behalf of each Fund, has caused the Plan to be executed on its behalf by its duly authorized officers, all as of the date and year first-above written.

LEGG MASON ETF INVESTMENT TRUST,
on behalf of CLEARBRIDGE ALL CAP GROWTH ESG ETF and CLEARBRIDGE LARGE CAP GROWTH ESG ETF

By:
Name: Patrick O’Connor
Title: President and Chief Executive Officer— Investment Management

FRANKLIN TEMPLETON FUND ADVISER, LLC

By:
Name: Jane Trust
Title: President and CEO

EXHIBIT B

Financial Highlights of the All Cap Fund and the Large Cap Fund

The Financial Highlights present each Fund’s financial performance for the six month period ended September 30, 2023 and the preceding five fiscal years. Certain information reflects financial results for a single Fund share. The total returns represent the rate that an investor would have earned or lost on an investment in a Fund assuming reinvestment of dividends and capital gains. Except for the six-month period ended September 30, 2023, this information has been derived from the financial statements audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm, whose report, along with each Fund’s financial statements, are included the Funds’ Annual Report to Shareholders, which is available upon request.

EXHIBIT C

PRINCIPAL HOLDERS OF SECURITIES

The Depository Trust Company (“DTC”) is the securities depository for the shares of the Trust, and shares of a Fund are registered in the name of DTC or its nominee. Although a Fund does not have information concerning the beneficial ownership of shares held in the names of DTC participants, as of March 15, 2024, the name and percentage ownership of each DTC participant that owned of record 5% or more of the outstanding shares of the Fund were as follows:

Fund	Name and Address	Percent of Ownership (%)
All Cap Fund

	Morgan Stanley Smith Barney LLC 1300 Thames Street 6th Floor Baltimore, MD 21231	22.51

	Raymond James 880 Carillon Pkwy St Petersburg, FL 33716-1100	18.74

	Stifel Nicolaus & Co Inc. Exclusive Benefit Of Customers 501 N Broadway Saint Louis, MO 63102-2188	12.29

	National Financial Services LLC 499 Washington Blvd. Jersey City, NJ 07310	9.10

	LPL Financial Corporation 1055 LPL Way Fort Mill, SC 29715	7.87

	Pershing LLC 1 Pershing Plz. Jersey City, NJ 07399-0001	6.27

	JP Morgan Securities, LLC 500 Stanton Christiana Road, OPS 4 3rd Floor Newark, DE 19713	5.28

C-1

Large Cap Fund	National Financial Services LLC 499 Washington Blvd. Jersey City, NJ 07310	23.32

	Charles Schwaab & Co. Inc. 2423 E. Lincoln Drive Phoenix, AZ 85016	21.82

	Morgan Stanley Smith Barney LLC 1300 Thames Street 6th Floor Baltimore, MD	11.86

	Stifel Nicolaus & Co Inc. Exclusive Benefit Of Customers 501 N Broadway Saint Louis, MO 63102-2188	9.75

	LPL Financial Corporation 1055 LPL Way Fort Mill, SC 29715	9.46

C-2

PART B

STATEMENT OF ADDITIONAL INFORMATION

FOR

CLEARBRIDGE ALL CAP GROWTH ESG ETF,

a series of

LEGG MASON ETF INVESTMENT TRUST

Dated April 3, 2024

Acquisition of Substantially All of the Assets of:

CLEARBRIDGE ALL CAP GROWTH ESG ETF

NASDAQ (Ticker Symbol): CACG

(a series of Legg Mason ETF Investment Trust)

By and in exchange for shares of

CLEARBRIDGE LARGE CAP GROWTH ESG ETF

NASDAQ (Ticker Symbol): LRGE

(a series of Legg Mason ETF Investment Trust)

This Statement of Additional Information (“SAI”) relates specifically to the proposed acquisition of substantially all of the assets of ClearBridge All Cap Growth ESG ETF (the “All Cap Fund”) by and in exchange for shares of ClearBridge Large Cap Growth ESG ETF (the “Large Cap Fund” and together with the All Cap Fund, the “Funds”), and cash in lieu of fractional shares, if any.

This SAI, which is not a prospectus, supplements and should be read in conjunction with the Prospectus/Information Statement dated April 3, 2024 relating to the above-referenced transaction. You can request a copy of the Prospectus/Information Statement by calling 1-877-721-1926 or by writing to a Fund at BNY Mellon, Attn: Legg Mason Funds, 4400 Computer Drive, Westborough, MA 01581.

1

General Information

This SAI relates specifically to the proposed reorganization of the All Cap Fund into the Large Cap Fund pursuant to a Plan of Reorganization (the “Plan”) by Legg Mason ETF Investment Trust (the “Trust”) on behalf of the Funds. The Plan provides for (i) the acquisition by the Large Cap Fund of substantially all of the assets (net of any liabilities) of the All Cap Fund in exchange solely for shares of the Large Cap Fund (“Large Cap Fund Shares”), and cash in lieu of fractional shares, if any, (ii) the pro rata distribution of such Large Cap Fund Shares (and cash in lieu of fractional shares, if any) to the shareholders of the All Cap Fund, and (iii) the complete liquidation and dissolution of the All Cap Fund (the “Reorganization”). Additional information regarding the Reorganization is included in the Prospectus/Information Statement relating to the Reorganization and in the documents, listed below, that are incorporated by reference into this SAI. Further information about the Large Cap Fund is contained in the Large Cap Fund’s Statement of Additional Information dated August 1, 2023, SEC Accession No. 0001193125-23-193178 [Securities Act No. 333-260784], which is incorporated herein by reference.

Supplemental Financial Information

The Large Cap Fund will be the accounting and performance survivor following the Reorganization. Additionally, there are no material differences in accounting, valuation and tax policies of the All Cap Fund as compared to those of the Large Cap Fund.

A table showing the fees and expenses of the Large Cap Fund and All Cap Fund and the fees and expenses of the Large Cap Fund on a pro forma basis after giving effect to the proposed Reorganization is included in the section titled “SUMMARY - What are the fees and expenses of each Fund and what might they be after the Reorganization?” of the Prospectus/Information Statement.

The Reorganization will not result in a material change to the All Cap Fund’s investment portfolio due to the investment restrictions of the Large Cap Fund. As a result, a schedule of investments of the All Cap Fund modified to show the effects of the change is not required and is not included. FTFA currently estimates that approximately 33% of the All Cap Fund’s portfolio assets may be sold in connection with the Reorganization as part of a portfolio repositioning and separate from normal portfolio turnover. Such dispositions may depend in part on market conditions. In addition, certain securities may need to be disposed of that do not meet the prospectus allowances for the Large Cap Fund. Such dispositions, depending upon how they are executed, may result in the realization of capital gains, reduced by any available capital loss carryovers, which would be distributed to shareholders. The amount of any capital gains that may be realized and distributed to shareholders will depend upon a variety of factors, including the All Cap Fund’s net unrealized appreciation in the value of its portfolio assets and the manner in which the portfolio is repositioned.

2

Incorporation of Documents by Reference into the SAI

1.

Statement of Additional Information of each of the Large Cap Fund and All Cap Fund dated August 1, 2023 [as supplemented to date] (previously filed on EDGAR, Accession No.  0001193125-23-193178) [Securities Act No. 333-260784].

2.

Annual Report of each of the Large Cap Fund and the All Cap Fund for the fiscal year ended March 31, 2023 (previously filed on EDGAR, Accession No. 0001193125-23-155387) [Securities Act No. 333-260784]. Only the audited financial statements and related report of the independent registered public accounting firm included in the Annual Report are incorporated herein by reference, and no other parts of the Annual Report are incorporated herein by reference.

3.

Semi-Annual Report of each of the Large Cap Fund and All Cap Fund for the semi-annual period ended September 30, 2023 (previously filed on EDGAR Accession No. 0001193125-23-282957) [Securities Act No. 333-260784]. Only the financial statements included in the Semi-Annual Report are incorporated herein by reference, and no other parts of the Semi-Annual Report are incorporated herein by reference.

3